                                                                               .
                                                                               .
                                                                               .
                                                                     Exhibit 8.1

               LIST OF SUBSIDIARIES AS OF DECEMBER 31, 2003



1              Deutsche Bank Aktiengesellschaft, Frankfurt am Main
2              ABFKO Beteiligungsgesellschaft mbH, Frankfurt
3              Aegis KAMCO Yuhan Hosea, Seoul
4              Aegis Korea Yuhan Hosea, Seoul
5              Affordable Housing I LLC, Wilmington
6              Airport Club fur International Executives GmbH, Frankfurt
7              Akademie Musiktheater Heute GmbH, Frankfurt
8              Alfred Herrhausen Gesellschaft fur internationalen Dialog mit beschrankter Haftung, Frankfurt

9              Alwa Gesellschaft fur Vermogensverwaltung mbH, Hamburg
               Alwa Gesellschaft fur Vermogensverwaltung mbH & Co.
10             Grundstucksvermietung KG, Dusseldorf
11             ARGFRAN Beteiligungs Aktiengesellschaft, Frankfurt
12             Asel Limited, London
13             AVETTA Beteiligungsgesellschaft mbH, Frankfurt
14             B Investissements Societe par Actions Simplifiee, Paris
15             B.T.C. Capital Markets & Investments, Ltd., Ramat Gan
16             B.V. Matura Handelmaatschappij, Amsterdam
17             BAHO Beteiligungsgesellschaft mbH, Frankfurt
18             Bankers Trust Immobilier SNC, Paris
19             Banque Worms S.A., Puteaux
20              - N F M D A-Maison de Titres, Paris
21              - Patrimoine 47, Paris
22             BAWU Beteiligungs Aktiengesellschaft, Frankfurt
23             Beteiligungsgesellschaft fur Flugzeugleasing mit beschrankter
               Haftung, Frankfurt

24             BIBO DRITTE Vermogensverwaltungsgesellschaft mbH, Eschborn

25             BIBO ERSTE Vermogensverwaltungsgesellschaft mbH, Eschborn
26              - DB ELAN GmbH, Eschborn
27              - DODO Limited, Georgetown
28              - GBB Beteiligungsgesellschaft mbH, Eschborn

29             BIBO ZWEITE Vermogensverwaltungsgesellschaft mbH, Eschborn
30             BRABU Beteiligungs Aktiengesellschaft, Frankfurt
31             Brasil Media Exterior S.A., Butanta
32              - Local Midia Exterior Ltda, Salvador
33              - Local Publicidade Ltda., Cotia
34              - Pintex Paineis e Cartazes Ltda., Sao Paulo
35              - Publix Ltda., Sao Paulo
36              - Veiculo Publicidade Ltda., Sao Paulo
37             BRENTO Beteiligungsgesellschaft mbH, Frankfurt
38             BT Nominees (Singapore) Pte. Ltd., Singapur

39             Burstah Verwaltungsgesellschaft mit beschrankter Haftung, Hamburg
40             Business Angel Venture GmbH, Koln
41             3160343 Canada Inc., Toronto
42             3613950 Canada, Inc., Toronto
43             CARMAT Beteiligungsgesellschaft mbH, Frankfurt
44             Castle Guard Ltd., Gibraltar
45             Castle Isle Navigation Ltd., Limassol
46             CETO Beteiligungs Aktiengesellschaft, Frankfurt
47             Channel Nominees Limited, London
48             China Recovery Fund LLC, Wilmington
49             Cinda - DB NPL Securitization Trust 2003-1, Wilmington
50             CITAN Beteiligungsgesellschaft mbH, Frankfurt
51             Cousto Investments L.P., Wilmington
52             Dahlbusch Projektentwicklungsgesellschaft Leipzig/Lindenau mbH,
               Gelsenkirchen
53             DAHOC Beteiligungsgesellschaft mbH, Frankfurt
54              - Billboard Partners L.P., Georgetown
55              - Comparar Holdings Ltd., Georgetown
56              - DAHOC (UK) Limited, London
57              - DB Capital Partners Asia GP, Limited, Georgetown
58              - DBCP Lux Newco S.a.r.l., Luxemburg




               LIST OF SUBSIDIARIES AS OF DECEMBER 31, 2003

59              - Outdoor Partners Ltd., Georgetown
60              - Teledig Holdings Ltd., Georgetown
61             DASELLA Beteiligungsgesellschaft mbH, Frankfurt
62             DB (Belgium) Finance S.A./N.V., Brussel
63             DB (Malaysia) Nominee (Asing) Sdn. Bhd., Kuala Lumpur

64             DB (Malaysia) Nominee (Tempatan) Sdn. Bhd., Kuala Lumpur
65             DB Arbitrage Limited, London
66             DB Asset Leasing Limited, London
67             DB Broker GmbH, Frankfurt
68             DB Capital Markets (Deutschland) GmbH, Frankfurt
69             DB Capital Partners (Asia), L.P., Georgetown
70             DB Capital Partners (Europe) 2000 Founder Partner - A LP,
               Wilmington

71             DB Capital Partners (Europe) 2000 Founder Partner - B LP,
               Wilmington

72             DB Capital Partners Europe 2002 Founder Partner LP, Wilmington
73             DB Capital Partners General Partner Limited, London

74             DB Capital Structures (Jersey) Limited Partnership, St. Helier
75             DB Consult Gesellschaft mbH, Frankfurt
76             DB Drallim Limited, London
77             DB Equity Limited, London
78             DB Export-Leasing GmbH, Frankfurt

79              - Achte DB Leasing Services GmbH & Co. Aviation KG, Frankfurt
80              - ARES GmbH & Co. KG, Frankfurt
81              - Ares Verwaltungsgesellschaft mbH, Frankfurt
82              - CALLISTA GmbH & Co. KG, Frankfurt
83              - Callista Verwaltungsgesellschaft mbH, Frankfurt
84              - DB Leasing Services GmbH, Frankfurt
85              - DIB-Consult Deutsche Immobilien- und
                Beteiligungs-Beratungsgesellschaft mbH, Dusseldorf
86              - DIONE GmbH & Co. KG, Frankfurt
87              - Dione Verwaltungsgesellschaft mbH, Frankfurt
88              - Dritte Viking Resins Germany 3 GmbH, Eschborn

89              - Elfte DB Leasing Services GmbH & Co. Aviation KG, Frankfurt

90              - Funfzehnte DB Leasing-Services GmbH & Co. KG, Frankfurt
91              - LOKKI GmbH & Co. KG, Frankfurt
92              - Lokki Verwaltungsgesellschaft mbH, Frankfurt
93              - MIMAS GmbH & Co. KG, Frankfurt
94              - Mimas Verwaltungsgesellschaft mbH, Frankfurt
95              - MIRANDA GmbH & Co. KG, Frankfurt
96              - MIRANDA Verwaltungsgesellschaft mbH, Frankfurt

97              - Motion Picture Productions One GmbH & Co. KG, Frankfurt
98              - MPP Beteiligungsgesellschaft mbH, Frankfurt

99              - Neunte DB Leasing Services GmbH & Co. Aviation KG, Frankfurt
100             - PETUS GmbH & Co. KG, Frankfurt
101             - Petus Verwaltungsgesellschaft mbH, Frankfurt
102             - RANDA GmbH & Co. KG, Frankfurt
103             - RANDA Verwaltungsgesellschaft mbH, Frankfurt
104             - RHEA GmbH & Co. KG, Frankfurt
105             - Rhea Verwaltungsgesellschaft mbH, Frankfurt

106             - Sechste DB Leasing Services GmbH & Co. Aviation KG, Frankfurt

107             - Sechzehnte DB Leasing-Services GmbH & Co. KG, Frankfurt

108             - SELAS Grundstucks-Vermietungsgesellschaft mbH, Frankfurt

109             - SENIO Grundstucks-Vermietungsgesellschaft mbH, Frankfurt

110             - Siebte DB Leasing Services GmbH & Co. Aviation KG, Frankfurt





               LIST OF SUBSIDIARIES AS OF DECEMBER 31, 2003

111             - SILVA VermietungsgesellschaftmbH & Co. Projekt 1 KG, Frankfurt
112             - TITON GmbH & Co. KG, Frankfurt
113             - Titon Verwaltungsgesellschaft mbH, Frankfurt

114             - Vierzehnte DB Leasing-Services GmbH & Co. KG, Frankfurt

115             - Zehnte DB Leasing Services GmbH & Co. Aviation KG, Frankfurt

116             - Zwolfte DB Leasing Services GmbH & Co. Aviation KG, Frankfurt
117             DB Finance (Luxembourg) S.A., Luxemburg
118             DB Finance International GmbH, Eschborn

119             - Beheer- en Beleggingsmaatschappij Befraco B.V., Amsterdam
120             - Coral (Cayman) Limited, Georgetown
121             - DB Hedge Limited, Georgetown
122             - DB Kamchatka Limited, Georgetown

123             - Deutsche GUO Mao Investments (Netherlands) B.V., Amsterdam
124             - Deutsche Investments (Holland) B.V., Amsterdam
125             - Dwotjk B.V., Amsterdam
126             - ELDO ACHTE Vermogensverwaltungs GmbH, Eschborn
127             - Evergreen International Holdings B.V., Amsterdam
128             - Evergreen International Investments B.V., Amsterdam
129             - Evergreen International Leasing B.V., Amsterdam
130             - Evergreen Overseas Investments B.V., Amsterdam
131             - Guo Mao International Hotels BV, Amsterdam
132             - Indigo (Cayman) Holding Limited, Georgetown
133             - Kebnekaise Finance B.V., Amsterdam
134             - Satin International C.V., Amsterdam
135             DB Finance s.r.o., Prag
136             DB Financial Services Holding GmbH, Frankfurt
137             DB Fund (Mauritius) Limited, Port Louis
138             DB Immobilienfonds Zeta GmbH & Co. KG, Eschborn

139             DB Industrial Holdings GmbH, Frankfurt (Teilkonzern/Sub-group)
140             - BEHO Beteiligungs Aktiengesellschaft, Frankfurt
141             - BOJA Beteiligungs Aktiengesellschaft & Co. Neunte Beteiligungs
                KG i.L., Eschborn
142             - BOJA Beteiligungs Aktiengesellschaft & Co. Sechste
                Beteiligungs KG i.L., Eschborn
143             - BOJA Beteiligungs Aktiengesellschaft & Co. Vierzehnte
                Beteiligungs KG i.L., Eschborn
144             - BOJA Beteiligungs Aktiengesellschaft & Co. Zehnte Beteiligungs
                KG i.L., Eschborn

145             - DB Industrial Holdings Beteiligungs AG & Co. KG, Frankfurt
146             - Deutsche CreFi Industrial Holdings GmbH, Frankfurt
147             - Emathion GmbH, Frankfurt
148             - Ethemea GmbH, Frankfurt
149             - JOBRA Beteiligungs Aktiengesellschaft, Frankfurt
150             - RIWA Beteiligungs Aktiengesellschaft, Frankfurt
151             - TOKOS GmbH, Koln
152             - WAMO Beteiligungs Aktiengesellschaft, Frankfurt
153            DB International (Asia) Limited, Singapur
154            DB International Investments Limited, London
155            DB Investments (GB) Limited, London
156            DB Jasmine (Cayman) Limited, Georgetown
157            DB Management Support GmbH, Frankfurt
158            DB Mergers & Acquisitions GmbH, Frankfurt
159            DB Mergers & Acquisitions Inc., New York
160            DB New Ventures AG, Frankfurt
161            DB Nina LLC, Wilmington
162            DB Nominees (Singapore) Pte. Ltd., Singapur

163            DB Overseas Finance Deutschland Aktiengesellschaft, Eschborn
164            DB Overseas Holdings Limited, London
165            DB Payments Projektgesellschaft AG, Frankfurt


               LIST OF SUBSIDIARIES AS OF DECEMBER 31, 2003

166            DB Pinta G.P., Wilmington
167            DB Print Projektgesellschaft mbH, Frankfurt
168            DB Property Advisors (Korea) Co., Ltd, Seoul
169            DB Re S.A., Luxemburg
170            DB Real Estate Management GmbH, Eschborn
171             - ARBI Beteiligungsgesellschaft mbH, Eschborn

172             - AV America Grundbesitzverwaltungsgesellschaft mbH, Frankfurt

173             - Businesspark Niederrhein Begrunungsgesellschaft mbH, Eschborn
174             - D & P Hotelbetriebs GmbH, Eschborn

175             - D & P Hotelbetriebs GmbH & Co. Sanssouci KG, Potsdam
176             - DB Grundbesitz-Entwicklungs GmbH, Eschborn
177             - DB Immobilienfonds 18 Boston L.P., New York
178             - DB Immobilienfonds Bamberg Munchen KG, Eschborn
179             - DB Immobilienfonds Giga Dr. Juncker KG, Eschborn

180             - DB Immobilienfonds Hotel Mainz-Kastrich Wieland KG, Eschborn
181             - DB Immobilienfonds Kappa Dr. Ruhl KG, Eschborn
182             - DB Immobilienfonds Lyra Dr. Juncker KG, Eschborn
183             - DB Immobilienfonds Mago Dr. Juncker KG, Eschborn
184             - DB Immobilienfonds Noba Dr. Juncker KG, Eschborn
185             - DB Immobilienfonds Nova Wundrack KG, Eschborn
186             - DB Immobilienfonds Rho Dr. Juncker KG, Eschborn
187             - DB Immobilienfonds Theta Dr. Juncker KG, Eschborn
188             - DB Immobilienfonds Vega Dr. Juncker KG, Eschborn
189             - DB Immobilienfonds Weinheim KG, Eschborn
190             - DB Lacon House London GmbH & Co. KG, Eschborn
191             - DB Real Estate Investment GmbH, Eschborn
192             - DB Real Estate New Jersey I, Inc., West Trenton
193             - DB Real Estate Spezial Invest GmbH, Eschborn
194             - DEGRU Erste Beteiligungsgesellschaft mbH, Eschborn
195             - DEGRU Zweite Beteiligungsgesellschaft mbH, Eschborn
196             - Deutsche Bank Realty Advisors, Inc., New York
197             - Deutsche Gesellschaft fur Immobilienanlagen "America"
                mbH i.L., Bad Homburg

198             - Deutsche Grundbesitz Beteiligungsgesellschaft mbH, Eschborn
199             - Deutsche Grundbesitz Beteiligungsgesellschaft mbH & Co.
                Messehalle KG, Eschborn

200             - Deutsche Grundbesitz Kelkheim GmbH & Co. KG, Eschborn

201             - Deutsche Grundbesitz Tauernallee GmbH & Co. KG, Kappeln

202             - Deutsche Grundbesitz Wallstrasse Wieland KG, Eschborn
203             - Deutsche Grundbesitz-Anlagegesellschaft mit beschrankter
                Haftung, Eschborn
204             - Deutsche Wohnen AG, Eschborn

205             - DI Deutsche Immobilien Baugesellschaft mbH, Eschborn
206             - DI Deutsche Immobilien Baugesellschaft mbH & Co. Vermietungs
                KG, Eschborn

207             - DI Deutsche Immobilien Treuhandgesellschaft mbH, Eschborn
208             - Dritte DB Grundbesitz-Entwicklungs GmbH & Co. Burozentrum
                Lichtenberg KG, Eschborn
209             - Dritte DB Immobilienfonds Beta Dr. Ruhl KG, Eschborn
210             - Erste DB Immobilienfonds Beta Dr. Ruhl KG, Eschborn
211             - FLORLA Beteiligungsgesellschaft mbH, Eschborn
212             - Funfte DB Immobilienfonds Beta Dr. Ruhl KG, Eschborn
213             - gi-Verwaltungsgesellschaft mbH, Eschborn
214             - IB Associates, LLC, New York
215             - IC Associate, LLC, New York
216             - IC Chicago Associates LLC, Wilmington
217             - IMM Associate, LLC, New York



               LIST OF SUBSIDIARIES AS OF DECEMBER 31, 2003

218             - Investitionsgesellschaft Quartier an der Museumsinsel mbH
                & Co. KG, Berlin
219             - JADE Projekt GmbH, Eschborn
220             - JADE Residential Property AG, Eschborn

221             - JG Japan Grundbesitzverwaltungsgesellschaft mbH, Eschborn
222             - Johann Wieland Ankogelweg Fonds KG, Kappeln
223             - Johann Wieland Faulhornweg Fonds KG, Kappeln
224             - Johann Wieland Tauernallee Fonds KG, Kappeln
225             - Main-Taunus Wohnen GmbH & Co. KG, Eschborn
226             - MT Wohnen GmbH, Frankfurt
227             - Multiplex-Kino Augsburg Dr. Juncker KG, Eschborn
228             - ONW Chicago LLC, Wilmington
229             - PT. Deutsche Real Estate Indonesia, Jakarta
230             - Rhein-Main Wohnen GmbH, Frankfurt
231             - Rhein-Mosel Wohnen GmbH, Mainz
232             - Rhein-Nahe Wohnen GmbH, Mainz
233             - Rhein-Pfalz Wohnen GmbH, Mainz

234             - Sechste DB Immobilienfonds Beta Dr. Ruhl KG, Eschborn
235             - Tauto Beteiligungsgesellschaft mbH, Eschborn
236             - Verwaltung Investitionsgesellschaft Quartier an der
                Museumsinsel mbH, Berlin

237             - Verwaltung TASCON Zwolfte Beteiligungsgesellschaft mbH,
                Frankfurt
238             - Vierte DB Immobilienfonds Beta Dr. Ruhl KG, Eschborn
239             - Wohnungsbaugesellschaft JADE mbH, Wilhelmshaven
240             - Zweite DB Grundbesitz-Entwicklungsgesellschaft mbH & Co.
                Friedrichshain KG, Bad Homburg

241             - Zweite DB Immobilienfonds Beta Dr. Ruhl KG, Eschborn
242            DB Research GmbH Gesellschaft fur Wirtschafts- und Finanzanalyse,
               Frankfurt

243            DB Santa Maria L.P., Wilmington
244            DB Scott L.P., Wilmington
245            DB Sedanka Limited, Georgetown
246            DB Service Uruguay S.A., Montevideo
247            DB Trips Investments Limited, Georgetown
248            DB Trust AG, Frankfurt
249            DB Tweed Limited, Georgetown
250            DB U.K. Nominees Limited, London
251            DB UK Holdings Limited, London
252             - Autumn Leasing Limited, London
253             - Bebek Varlik Yonetym A.S., Istanbul
254             - Bratton Limited, St. Helier
255             - BT Money Markets Fund No. 1 Limited, London
256             - City Leasing (Avonside) Limited, London
257             - City Leasing (Clydeside) Limited, London
258             - City Leasing (Donside) Limited, London
259             - City Leasing (Fleetside) Limited, London
260             - City Leasing (Medwayside) Limited, London
261             - City Leasing (Plymside) Limited, London
262             - City Leasing (Severnside) Limited, London
263             - City Leasing (Thameside) Limited, London
264             - City Leasing (Wearside) Limited, London
265             - City Leasing and Partners, London
266             - City Leasing and Partners Limited, London
267             - City Leasing Limited, London
268             - City Transport Leasing, London
269             - Custom Leasing Limited, London
270             - DB Chestnut Holdings Limited, Georgetown
271             - DB Crest Limited, St. Helier
272             - DB Fog Investments Limited, Georgetown
273             - DB Hok Investments Limited, Georgetown
274             - DB Pyrus (Cayman) Limited, Georgetown
275             - DB Road (UK) Limited, London
276             - DB Sangha (Cayman) Limited, Georgetown
277             - DB Saturn Investments Limited, London
278             - DB Sirius (Cayman) Limited, Georgetown



               LIST OF SUBSIDIARIES AS OF DECEMBER 31, 2003

279             - DB Sterling Finance Limited, Georgetown
280             - DB Tap Investments Limited, Georgetown
281             - DB UK (Saturn) Limited, London
282             - DB Valiant (Cayman) Limited, Georgetown
283             - DB Valiant B.V., London
284             - DB Vanquish (UK) Limited, London
285             - DB Vantage (UK) Limited, London
286             - DB Willow (UK) Limited, London
287             - DBUKH Finance Limited, London
288             - December Leasing Limited, London
289             - Deutsche (Scotland) Limited, Edinburgh
290             - Deutsche (Services) Australia Limited, London
291             - Deutsche Finance No. 1 (UK) Limited, London
292             - Deutsche Finance No. 10 (Jersey) Limited, St. Helier
293             - Deutsche Finance No. 2 (UK) Limited, London
294             - Deutsche Finance No. 3 (UK) Limited, London
295             - Deutsche Finance No. 4 (UK) Limited, London
296             - Deutsche Finance No. 5 (UK) Limited, London
297             - Deutsche Finance No. 6 (UK) Limited, London
298             - Deutsche Finance No. 7 (UK) Limited, London
299             - Deutsche Finance No. 8 (UK) Limited, London
300             - Deutsche Finance No. 9 (Jersey) Limited, St. Helier
301             - Harbour Investments YK, Tokio
302             - International Operator Limited, London
303             - Kaleb Limited, Georgetown
304             - Leasing 3 Limited, London
305             - London Industrial Leasing Limited, London
306             - Mousecrest Limited, London
307             - Poly Limited, Georgetown
308             - Prima Investment Corporation, Tokio
309             - Prima Operator Limited, London
310             - Pyramid Acquisitions B.V., Amsterdam
311             - Ranfurly Investments Limited, London
312             - REIB Europe Investments Limited, London
313             - REIB Europe Operator Limited, London
314             - REIB International Holdings Limited, London
315             - Ruamthunpaibul Company Limited, Bangkok
316             - Santorini Managers Limited, Edinburgh
317             - Stores Funding Limited, Georgetown
318             - Stores International Limited, Georgetown
319             - Sylvester (2001) Limited, Georgetown
320             - Tokyo Commercial 92, Inc., Tokio
321             - Trout Pond Partnership LP, London
322             - Villetri Investments Limited, St. Helier
323             - WMH (No 1) Limited, London
324             - WMH (No 10) Limited, London
325             - WMH (No 15) Limited, London
326             - WMH (No 16) Limited, London
327             - WMH (No 17) Limited, London
328             - WMH (No 4) Limited, London
329             - WMH (No 5) Limited, London
330             - WMH (No 7) Limited, London
331            DB Valence GmbH, Norderfriedrichskoog
332            DB Valoren GmbH, Norderfriedrichskoog

333            DB Value GmbH, Norderfriedrichskoog (Teilkonzern/Sub-group)
334             - DB Enterprise GmbH, Norderfriedrichskoog
335             - DB Enterprise GmbH & Co. Zweite Beteiligungs KG,
                Norderfriedrichskoog

336            DB Venture Partners (Europe) 2000 Founder Partner LP, Wilmington
337            DB Venture Partners (Europe) 2000 LP, St. Helier

338            DB Venture Partners (Europe) 2001 Founder Partner LP, London
339            DB Venture Partners (Europe) 2001 LP, St. Helier
340            DB Venture Partners General Partner Limited, London
341            DB Vita S.A., Luxemburg
342            DBC Continuance Inc., Toronto


                LIST OF SUBSIDIARIES AS OF DECEMBER 31, 2003

343             DBVP Europe (Luxembourg) S.a.r.l., Luxemburg
344             DBVP Europe GP (Jersey) Limited, St. Helier
345             De Bary Netto Rentefonds N.V., Amsterdam

346             DEBEKO Immobilien GmbH & Co Grundbesitz Berlin OHG, Eschborn

347             DEBEKO Immobilien GmbH & Co Grundbesitz OHG, Eschborn
348             - AGON Vermietungsgesellschaft mbH, Dusseldorf
349             - DACUS Vermietungsgesellschaft mbH, Dusseldorf
350             - DB Immobilienfonds Delta Dr. Ruhl KG, Eschborn
351             - DB Immobilienfonds Lambda Dr. Ruhl KG, Frankfurt
352             - DOT Vermietungsgesellschaft mbH, Dusseldorf
353             - DYME Vermietungsgesellschaft mbH, Dusseldorf
354             - FIDO Vermietungsgesellschaft mbH, Dusseldorf
355             DEUBA Verwaltungsgesellschaft mbH, Frankfurt
356             DEUFRAN Beteiligungs Aktiengesellschaft i.L., Frankfurt
357             DEUKONA Versicherungs-Vermittlungs-GmbH, Frankfurt
358             Deutsche Asia Pacific Holdings Pte Ltd, Singapur
                (Teilkonzern/Sub-group)
359             - Acanfeld Limited, Bangkok
360             - Aegis Taiwan Co., Ltd., Taipeh
361             - DB Forex Corporation, Makati City
362             - DB Nominees (Hong Kong) Limited, Hongkong
363             - DB Trustees (Hong Kong) Limited, Hongkong
364             - Deutsche Asset Management (Asia) Limited, Singapur

365             - Deutsche Asset Management (Hong Kong) Limited, Hongkong

366             - Deutsche Asset Management (India) Private Limited, Mumbai
367             - Deutsche Asset Management (Japan) Limited, Tokio
368             - Deutsche Asset Management (Taiwan) Ltd, Taipeh
369             - Deutsche Bank Real Estate (Japan) Limited, Tokio
370             - Deutsche Capital Hong Kong Limited, Hongkong
371             - Deutsche Equities India Private Limited, Mumbai
372             - Deutsche Financial Consulting Taiwan Limited, Taipeh
373             - Deutsche Futures Hong Kong Limited, Hongkong
374             - Deutsche Futures Singapore Pte Ltd, Singapur
375             - Deutsche Morgan Grenfell (Malaysia) Sdn Bhd (in member's voluntary liquidation), Kuala Lumpur

376             - Deutsche Morgan Grenfell Nominees Hong Kong Limited, Hongkong
377             - Deutsche Morgan Grenfell Nominees Pte Ltd, Singapur
378             - Deutsche Morgan Grenfell Research Pte Ltd (in member's
                voluntary liquidation), Singapur

379             - Deutsche Morgan Grenfell Services Hong Kong Limited, Hongkong
380             - Deutsche Network Services Private Limited, Mumbai
381             - Deutsche Securities (India) Private Limited, Neu Delhi
382             - Deutsche Securities Asia Limited, Hongkong
383             - Deutsche Securities Mauritius Limited, Port Louis

384             - Deutsche Securities Nominees Hong Kong Limited, Hongkong
385             - Deutsche Trust Bank Limited, Tokio

386             - Deutsche Trustee Services (India) Private Limited, Mumbai
387             - Kidson Pte Ltd, Singapur
388             - MG Limited (in member's voluntary liquidation), Singapur
389             - Morgan Grenfell Asia Securities (UK) Limited, London
390             - PT. Deutsche Securities Indonesia, Jakarta
391             - Sahathunpaibul Company Limited, Bangkok

392             Deutsche Asset Management International GmbH, Frankfurt

393             Deutsche Asset Management Investmentgesellschaft mbH
                vormals DEGEF Deutsche Gesellschaft fur Fondsverwaltung mbH,
                Frankfurt
394             Deutsche Asset Management Italy S.p.A., Mailand
395             - Deutsche Asset Management SIM SpA, Mailand
396             - DWS Alternative Investments SGR S.p.A., Mailand



               LIST OF SUBSIDIARIES AS OF DECEMBER 31, 2003

397             - DWS Investments Italy SGR S.p.A., Mailand
398             - DWS Vita S.p.A., Mailand
399             - Finanza & Futuro Banca SpA, Mailand

400             Deutsche Australia Limited, Sydney (Teilkonzern/Sub-group)
401             - Amene Pty Limited, Sydney
402             - AMNL Pty. Limited, Sydney
403             - Australian Magazine Coinvestment Pty Limited, Sydney
404             - Axiom Invest No. 1 Pty Ltd, Sydney
405             - Bain Trust, Sydney
406             - Bain Unit Trust, Sydney
407             - Baincor Nominees Pty. Limited, Sydney
408             - Bainpro Nominees Pty. Limited, Sydney
409             - Bainsec Nominees Pty. Limited, Sydney
410             - Belzen Pty Limited, Sydney
411             - BNA Nominees Pty. Limited, Sydney
412             - BTD Nominees Pty. Limited, Sydney
413             - Buxtal Pty Limited, Sydney
414             - DB Capital Partners (Australia) Limited, Sydney
415             - DB Real Estate Australia Limited, Sydney
416             - DB Real Estate Financial Services Pty Ltd, Sydney
417             - DB Structured Transaction VH-OJL Pty Limited, Sydney
418             - DBPB Pty Ltd, Sydney
419             - DCAM Pty Limited, Sydney
420             - Depic Pty. Limited, Sydney

421             - Deutsche Asset Management (Australia) Limited, Sydney
422             - Deutsche Capital Holdings Pty Limited, Sydney

423             - Deutsche Capital Issuance (No. 2) Australia Pty
                Limited, Sydney

424             - Deutsche Capital Issuance Australia Pty Limited, Sydney
425             - Deutsche Capital Markets Australia Limited, Sydney
426             - Deutsche Finance Co 1 Pty Limited, Sydney
427             - Deutsche Finance Co 2 Pty Limited, Sydney
428             - Deutsche Finance Co 3 Pty Limited, Sydney
429             - Deutsche Finance Co 4 Pty Limited, Sydney

430             - Deutsche Foreign Investments Australia Pty Limited, Sydney
431             - Deutsche Futures Australia Limited, Sydney
432             - Deutsche Group Services Pty. Limited, Sydney
433             - Deutsche Holdings Australia Limited, Sydney
434             - Deutsche Investments Australia Limited, Sydney
435             - Deutsche Management New Zealand Limited, Sydney
436             - Deutsche Nominees Australia Pty Limited, Sydney
437             - Deutsche Note Issuance Holdings Limited, Auckland

438             - Deutsche Note Issuance Holdings No. 2 Limited, Auckland
439             - Deutsche Note Issuance No. 1 Limited, Auckland
440             - Deutsche Note Issuance No. 2 Limited, Auckland
441             - Deutsche PM Nominees Limited, Sydney
442             - Deutsche Project Finance Limited, Sydney
443             - Deutsche Retail Infrastructure Trust, Sydney
444             - Deutsche Securities Australia Limited, Sydney
445             - Deutsche Securitisation Australia Pty Ltd, Sydney
446             - Deutsche Structured Finance Australia Limited, Sydney
447             - DTS Nominees Pty. Limited, Sydney

448             - First Australian Property Group Holdings Pty Ltd, Sydney
449             - FRM & Co. Nominees Pty Ltd, Sydney
450             - IYS Instalment Receipt Limited, Sydney
451             - Joetel Pty Limited, Sydney
452             - Kamtux Pty Limited, Sydney
453             - Martox Pty Limited, Sydney
454             - Memax Pty Limited, Sydney
455             - Nortfol Pty Limited, Sydney
456             - OPS Nominees Pty. Limited, Sydney
457             - Oscoda Holdings Pty. Limited, Sydney



               LIST OF SUBSIDIARIES AS OF DECEMBER 31, 2003

458             - Paladin Australia Limited, Sydney
459             - Paladin Australia Services Pty Limited, Sydney
460             - Paladin Property Services Pty Limited, Sydney
461             - Pan Australian Nominees Pty. Limited, Sydney
462             - PLTS Pty Ltd, Sydney
463             - RBM Nominees Pty. Limited, Sydney
464             - RGE Pty Ltd, Sydney
465             - RTS Nominees Pty. Limited, Sydney
466             - Stockholder Pty Ltd, Sydney
467             - Yoltax Pty Limited, Sydney
468             - Zelmex Pty Limited, Sydney
469             - Zenwix Pty Limited, Sydney
470             Deutsche Australia Offshore Holdings Limited, St. Helier
471             Deutsche Bank (Malaysia) Berhad, Kuala Lumpur
472             Deutsche Bank (Portugal), S.A., Lissabon
473             - DB Credito - Sociedade Financeira para Aquisicoes a Credito,
                S.A., Lissabon
474             - Navegator - SGFTC, S.A., Lissabon
475             Deutsche Bank (Suisse) S.A., Genf
476             - DBPB Services S.A., Genf
477             - Deutsche Bank (Monaco) SAM, Monte Carlo
478             - Rued, Blass & Cie AG Bankgeschaeft, Zurich
479             Deutsche Bank (Uruguay) Sociedad Anonima Institucion Financiera
                Externa i. L., Montevideo
480             Deutsche Bank / DB Ireland plc, Dublin
481             Deutsche Bank AG und Deutsche Immobilien Leasing GmbH - Wind 100
                GbR, Dusseldorf
482             Deutsche Bank Americas Finance LLC, New York
483             Deutsche Bank Bauspar-Aktiengesellschaft, Frankfurt
484             Deutsche Bank Capital Funding LLC I, Wilmington
485             Deutsche Bank Capital Funding LLC II, Wilmington
486             Deutsche Bank Capital Funding LLC III, Wilmington
487             Deutsche Bank Capital Funding LLC IV, Wilmington
488             Deutsche Bank Capital Funding LLC V, Wilmington
489             Deutsche Bank Capital Funding Trust I, Newark
490             Deutsche Bank Capital Funding Trust II, Newark
491             Deutsche Bank Capital Funding Trust III, Newark
492             Deutsche Bank Capital Funding Trust IV, Wilmington
493             Deutsche Bank Capital Funding Trust V, Wilmington
494             Deutsche Bank Capital LLC I, Wilmington
495             Deutsche Bank Capital LLC II, Wilmington
496             Deutsche Bank Capital LLC III, Wilmington
497             Deutsche Bank Capital LLC IV, Wilmington
498             Deutsche Bank Capital LLC V, Wilmington
499             Deutsche Bank Capital Trust I, Newark
500             Deutsche Bank Capital Trust II, Newark
501             Deutsche Bank Capital Trust III, Newark
502             Deutsche Bank Capital Trust IV, Newark
503             Deutsche Bank Capital Trust V, Wilmington
504             Deutsche Bank de Bary N.V., Amsterdam
505             Deutsche Bank Finance N.V., Willemstad
506             Deutsche Bank Financial Inc., Dover
507             Deutsche Bank Financial LLC, New York
508             Deutsche Bank Luxembourg S.A., Luxemburg
509             Deutsche Bank Polska Spolka Akcyjna, Warschau
510             Deutsche Bank Privat- und Geschaftskunden Aktiengesellschaft,
                Frankfurt
511             - Contract-Invest Sp. z o. o., Krakau
512             - DB Securities S.A., Warschau
513             - Deutsche Bank PBC Spolka Akcyjna, Krakau
514             - IMMOBILIEN-GESELLSCHAFT IN LUBECK Gesellschaft mit
                beschrankter Haftung, Lubeck
515             - Kapital-Beteiligungs- und Verwaltungsgesellschaft Norden mbH
                i.L., Lubeck
516             - KEBA Gesellschaft fur interne Services mbH, Frankfurt

517             - Saarlandische Immobilien Gesellschaft m.b.H., Saarbrucken


               LIST OF SUBSIDIARIES AS OF DECEMBER 31, 2003

518             - SENA Grundstucks-Vermietungsgesellschaft mbH & Co.
                Objekt Halle II KG, Dusseldorf
519             - Servicegesellschaft der Deutschen Bank Privat- und
                Geschaftskunden mbH, Bonn
520             - TEBA Beteiligungsgesellschaft mbH & Co. Objekt Wasserwerk
                Oranienburg KG, Oranienburg

521             - Telefon-Servicegesellschaft der Deutschen Bank mbH, Frankfurt
522             - TESATUR Beteiligungsgesellschaft mbH & Co. Objekt Halle I KG,
                Dusseldorf
523             - TESATUR Beteiligungsgesellschaft mbH & Co. Objekt Nordhausen
                KG, Dusseldorf
524             - Vertriebsgesellschaft mbH der Deutschen Bank Privat- und
                Geschaftskunden, Frankfurt
525             - Wohnungsbaugesellschaft Lubeca GmbH i.L., Lubeck
526             Deutsche Bank Reszvenytarsasag, Budapest
527             Deutsche Bank S.A., Buenos Aires
528             Deutsche Bank S.A. - Banco Alemao, Sao Paulo
                (Teilkonzern/Sub-group)
529             - Deutsche Bank Corretora de Valores S.A., Sao Paulo
530             - Imobal - Imobiliaria e Administradora Ltda., Sao Paulo
531             Deutsche Bank S.A. / N.V., Brussel
532             Deutsche Bank Securities Limited, Toronto
533             Deutsche Bank Societa per Azioni, Mailand
534             - Deutsche Bank Capital Markets S.p.A., Mailand
535             - Deutsche Bank Fondimmobiliari SGR S.p.A., Mailand
536             - Deutsche Bank Mutui S.p.A., Mailand

537             - Deutsche Bank Societa di Intermediazione Mobiliare S.p.A.,
                Mailand
538             - Fiduciaria Sant' Andrea S.r.L., Mailand
539             - Help Phone S.r.l., San Giovanni al Natisone (Udine)
540             Deutsche Bank, Sociedad Anonima Espanola, Barcelona
541             - DB Broker Correduria de Seguros, S.A., Barcelona
542             - DB Cartera de Inmuebles 1, S.A., Barcelona
543             - DB Cartera de Inmuebles 2, S.L., Barcelona
544             - DB Inmuebles y Proyectos, S.A., Barcelona

545             - DB Operaciones y Servicios Interactivos, A.I.E., Barcelona
546             - Deutsche Agentes Financieros, S.A., Barcelona
547             - Deutsche Asset Management Sociedad Gestora de Carteras, S.A.,
                Madrid
548             - Deutsche Bank Credit, S.A., Madrid

549             - Deutsche Securities, Sociedad de Valores y Bolsa, S.A., Madrid
550             - DWS Investments (Spain), S.G.I.I.C., S.A., Madrid

551             - Moneyshelf Insurance Correduria de Seguros, S.L., Barcelona
552             - Moneyshelf, S.A., Barcelona
553             Deutsche Capital Singapore Limited i.L., Singapur
554             Deutsche Clubholding GmbH, Frankfurt
555             Deutsche Custody N.V., Amsterdam
556             Deutsche Emerging Markets Investments (Netherlands) B.V.,
                Amsterdam
557             Deutsche Family Office GmbH, Frankfurt
558             Deutsche Friedland Etoile SAS, Paris
559             Deutsche Friedland SAS, Paris
560             Deutsche Funding Luxembourg S.A., Luxemburg

561             Deutsche Gesellschaft fur Immobilien-Leasing mbH, Dusseldorf

562             - DIPLOMA Grundstucks-Vermietungsgesellschaft mbH, Dusseldorf

563             - Grundstucksvermietungsgesellschaft Wilhelmstr. mbH, Dusseldorf
564             - Internationale Leasing-Gesellschaft S.A., Luxemburg
565             - SCHISA Grundstucksverwaltungsgesellschaft mit beschrankter
                Haftung i.L., Dusseldorf
566             - Vermietungsgesellschaft Objekt Belair Gesellschaft mit
                beschrankter Haftung, Luxemburg


               LIST OF SUBSIDIARIES AS OF DECEMBER 31, 2003

567             - Vermietungsgesellschaft Objekt Groussgaasseck Gesellschaft mit
                beschrankter Haftung, Luxemburg
568             Deutsche Global Markets Limited, Tel Aviv
569             Deutsche Grundbesitz-Anlagegesellschaft mbH & Co. Lowenstein
                Palais OHG, Eschborn
570             Deutsche Immobilien Leasing GmbH, Dusseldorf
571             - Deutsche Immobilien Consulting GmbH, Dusseldorf

572             - DIAGONAL 446 INMUEBLES SOCIEDAD LIMITADA i.L., Barcelona

573             - DIL Conseils et Transactions Societe par action simplifiee,
                Paris
574             - DIL CONTRACT Projektmanagement GmbH, Dusseldorf
575             - DIL Deutsche Baumanagement GmbH, Dusseldorf
576             - DIL Europa Beteiligungsgesellschaft mbH, Dusseldorf
577             - DIL Europa Beteiligungsgesellschaft mbH & Co. Objekt
                Biatorbagy KG, Dusseldorf

578             - DIL Expertise Societe Anonyme par actions simplifiee, Paris
579             - DIL Fonds-Beteiligungsgesellschaft mbH, Dusseldorf
580             - DIL Fonds-Beteiligungsgesellschaft mbH & Co.
                Kommanditgesellschaft, Dusseldorf
581             - DIL Fonds-Verwaltungsgesellschaft mbH, Dusseldorf
582             - DIL France S.A., Paris

583             - DIL Limes-Haus Verwaltungsgesellschaft mbH, Dusseldorf
584             - DIL Versicherungs-Vermittlungs GmbH, Dusseldorf

585             - DISCA Grundstucks-Vermietungsgesellschaft mbH, Dusseldorf
586             - DKI Deutsche Kommunalinvest GmbH, Dusseldorf

587             - PADUS Grundstucks-Vermietungsgesellschaft mbH, Dusseldorf

588             - SAGITA Grundstucks-Vermietungsgesellschaft mbH, Dusseldorf

589             - SAITA Grundstucks-Vermietungsgesellschaft mbH, Dusseldorf

590             - SAPIO Grundstucks-Vermietungsgesellschaft mbH, Dusseldorf

591             - SCUDO Grundstucks-Vermietungsgesellschaft mbH, Dusseldorf
592             - SCUDO Grundstucks-Vermietungsgesellschaft mbH & Co. Objekt
                Kleine Alexanderstrasse KG, Dusseldorf

593             - SEDO Grundstucks-Vermietungsgesellschaft mbH, Dusseldorf

594             - SIFA Grundstucks-Vermietungsgesellschaft mbH, Dusseldorf

595             - SOLIDO Grundstucks-Vermietungsgesellschaft mbH, Dusseldorf
596             - SOLION Beteiligungsgesellschaft mbH, Dusseldorf

597             - SPINO Grundstucks-Vermietungsgesellschaft mbH, Dusseldorf

598             - STABLON Grundstucks-Vermietungsgesellschaft mbH, Dusseldorf

599 - STATOR Heizkraftwerk Frankfurt (Oder) Beteiligungsgesellschaft mbH, Dusseldorf
600 - STUPA Heizwerk Frankfurt (Oder) Nord Beteiligungsgesellschaft mbH, Dusseldorf

601             - TAKIR Grundstucks-Vermietungsgesellschaft mbH, Dusseldorf
602             - TARES Beteiligungsgesellschaft mbH, Dusseldorf
603             - TEBA Beteiligungsgesellschaft mbH, Oranienburg
604             - TELO Beteiligungsgesellschaft mbH, Berlin

605             - TERGO Grundstucks-Vermietungsgesellschaft mbH, Dusseldorf

606             - TERRUS Grundstucks-Vermietungsgesellschaft mbH, Dusseldorf

607             - TERRUS Grundstucks-Vermietungsgesellschaft mbH & Co. Objekt
                Bernbach KG, Dusseldorf
608             - THANAT Beteiligungsgesellschaft mbH, Dusseldorf


               LIST OF SUBSIDIARIES AS OF DECEMBER 31, 2003

609             - THEMOS Grundstucks-Vermietungsgesellschaft mbH, Dusseldorf

610             - TOSSA Grundstucks-Vermietungsgesellschaft mbH, Dusseldorf

611             - TRIPLA Grundstucks-Vermietungsgesellschaft mbH, Dusseldorf

612             - TURIT Grundstucks-Vermietungsgesellschaft mbH, Dusseldorf
613             Deutsche Immobilienvermittlungs-Holding GmbH, Frankfurt
614             Deutsche International Holdings (UK) Limited, London
615             - Abbotsville Holdings Limited, Dublin
616             - ACN 001 086 273 Limited (in member's voluntary liquidation),
                Sydney
617             - Capital Raising GmbH, Norderfriedrichskoog
618             - DBMG Treuhand AG, Vaduz
619             - DBMG Trust Company Limited, St. Helier
620             - Deutsche Asset Management (Ireland) Limited, Dublin
621             - Deutsche Bank (Cayman) Limited, Georgetown
622             - Deutsche Bank (Mauritius) Limited, Port Louis
623             - Deutsche Bank International Limited, St. Helier
624             - Deutsche Bank International Trust Co. (Cayman) Limited,
                Georgetown

625             - Deutsche Bank International Trust Co. (Jersey) Limited, St.
                Helier

626             - Deutsche Bank International Trust Co. Limited, St. Peter Port

627             - Deutsche Bank Investments (Guernsey) Limited, St. Peter Port

628             - Deutsche Bank Nominees (Guernsey) Limited, St. Peter Port
629             - Deutsche Bank Nominees (Jersey) Limited, St. Helier
630             - Deutsche Bank Services (Jersey) Limited, St. Helier

631             - Deutsche Bank Trustee Services (Guernsey) Limited, St. Peter
                Port

632             - Deutsche Debt Investment (Mauritius) Limited, Port Louis
633             - Deutsche Equities (Mauritius) Limited, Port Louis
634             - Deutsche Fiduciary Services (Suisse) SA, Genf
635             - Deutsche Holdings (SA) (Proprietary) Limited, Kapstadt

636             - Deutsche International Corporate Services (Ireland) Limited,
                Dublin

637             - Deutsche International Corporate Services Limited, St. Helier

638             - Deutsche International Custodial Services Limited, St. Helier
639             - Deutsche International Finance (Ireland) Limited, Dublin

640             - Deutsche International Financial Services (Ireland) Limited,
                Dublin
641             - Deutsche International Holdings B.V., Amsterdam
642             - Deutsche International Licensing B.V., Amsterdam

643             - Deutsche International Trust Company (Curacao) N.V.,
                Willemstad
644             - Deutsche International Trust Company N.V., Amsterdam

645             - Deutsche International Trust Corporation (C.I.) Limited, St.
                Helier
646             - Deutsche International Trust Corporation (Mauritius) Limited,
                Port Louis

647             - Deutsche International Trustee Services (C.I.) Limited, St.
                Helier
648             - Deutsche Morgan Grenfell Development Capital Italy S.A.,
                Luxemburg
649             - Deutsche Morgan Grenfell Development Capital Luxembourg S.A.,
                Luxemburg
650             - Deutsche Morgan Grenfell Portfolio Managers (Pty) Limited,
                Johannesburg

651             - Deutsche Overseas Holdings (Netherlands) B.V., Amsterdam
652             - Deutsche Participations (Mauritius) Limited, Port Louis


               LIST OF SUBSIDIARIES AS OF DECEMBER 31, 2003

653             - Deutsche Securities (Proprietary) Limited, Johannesburg

654             - Deutsche Securities (SA) (Proprietary) Limited, Johannesburg

655             - Deutsche Transnational Trustee Corporation Inc, Charlottetown

656             - Executive Management International Services (C.I.) Limited,
                St. Peter Port

657             - Executive Management Services (Guernsey) Limited,
                St. Peter Port
658             - Herengracht Financial Services B.V., Amsterdam
659             - Ironshore Management Limited, Georgetown
660             - JR Nominees (Proprietary) Limited, Johannesburg
661             - Morgan Grenfell Australia Holdings Limited (in member's
                voluntary liquidation), Sydney
662             - Morgan Grenfell California Corporation, Kentfield
663             - Mycal (Cayman) Ltd., Georgetown
664             - Pitt Street Nominees Limited, St. Helier
665             - Regula Limited, Road Town
666             - Rimvalley Ltd, Dublin
667             - St. Paul's Gate Property Limited, St. Helier
668             - Trevona Limited, Road Town
669             Deutsche Inversiones Dos S.A., Santiago
670             Deutsche Investments (Schweiz) AG, Zurich

671             Deutsche Morgan Grenfell Group plc, London
                (Teilkonzern/Sub-group)
672             - Bankers Trust International PLC, London
673             - Bradsel Limited, London
674             - BT Effecten GmbH i. L., Frankfurt
675             - BT Financial Trading, London
676             - BT Trustee Company (Ireland) Limited, Dublin
677             - City Leasing (International) Limited, Georgetown
678             - City Leasing (Teesside) Limited, London
679             - DB Bluebird Limited, St. Helier
680             - DB Group Services (UK) Limited, London

681             - DB Real Estate Opportunities Group Advisors
                (UK) Limited, London
682             - DB Trustee Services Limited, London

683             - Deutsche Asset Management (International) Limited, London

684             - Deutsche Asset Management (Jersey) Limited, St. Helier
685             - Deutsche Asset Management Group Limited, London

686             - Deutsche Asset Management Holdings B.V., Amsterdam

687             - Deutsche Asset Management Investment Services Limited,
                London

688             - Deutsche Asset Management Life & Pensions Limited, London
689             - Deutsche Asset Management Limited, London
690             - Deutsche Asset Management, Inc, Wilmington
691             - Deutsche Capital Finance (2000) Limited, Georgetown
692             - Deutsche Equity Funds Holdings Limited, London
693             - Deutsche Equity Funds Investments Limited, London

694             - Deutsche European Partners IV (No.9) Nominees Limited, London
695             - Deutsche European Partners IV (US Dollar Fund) Nominees
                Limited, London
696             - Deutsche European Partners IV (US ERISA) (No.1) Nominees
                Limited, London
697             - Deutsche Holdings (BTI) Limited, London

698             - Deutsche Investment Trust Management Co., Ltd., Seoul
699             - Deutsche Investment Trust Managers Limited, London
700             - Deutsche Morgan Grenfell Trade Finance Limited (in member's voluntary liquidation), London
701             - Deutsche Nominees Limited, London
702             - Deutsche Properties Limited, London
703             - Deutsche Property Asset Management Limited, London


               LIST OF SUBSIDIARIES AS OF DECEMBER 31, 2003

704             - Deutsche Strategic Funding Limited, London
705             - Deutsche Trustee Company Limited, London
706             - DWS Funds Management Limited, London
707             - DWS Investment Funds Limited, London
708             - Elizabethan Holdings Limited, Georgetown
709             - Elizabethan Management Limited, Georgetown
710             - Kuwsel Limited, London
711             - Lapstone Limited, St. Helier
712             - Latsel Limited, London
713             - Manufacturers Leasing Limited, London
714             - Morgan Grenfell & Co. Limited, London
715             - Morgan Grenfell (Housing Finance) Limited, London

716             - Morgan Grenfell (Local Authority Finance) Limited, London

717             - Morgan Grenfell (Local Authority Services) Limited, London
718             - Morgan Grenfell Capital (G.P.) Limited, Edinburgh
719             - Morgan Grenfell Capital Trustee Limited, London

720             - Morgan Grenfell Development Capital Holdings Limited, London

721             - Morgan Grenfell Development Capital Nominees Limited, London

722             - Morgan Grenfell Development Capital Syndications Limited,
                London
723             - Morgan Grenfell Private Equity Limited, London
724             - Morgan Grenfell Private Equity S.p.A., Mailand
725             - Phoenix Travel (London Wall) Limited, London
726             - Quantal Japan, Summit
727             - Thankgate Limited, London
728             - Triplereason Limited, London

729             - ZAO Kapitalneft (in member's voluntary liquidation), Moskau

730             Deutsche New Zealand Limited, Auckland (Teilkonzern/Sub-group)

731             - DBNZ Overseas Investments (No.1) Limited, Georgetown

732             - Deutsche (MMKTRPS) Holdings New Zealand Limited, Auckland

733             - Deutsche (MMKTRPS) Issuance New Zealand Limited, Auckland

734             - Deutsche (New Munster) Holdings New Zealand Limited, Auckland

735             - Deutsche Capital Financing (Singapore) Pte. Ltd, Singapur

736             - Deutsche Capital Markets  New Zealand (No.1) Limited, Auckland

737             - Deutsche Capital Partners New Zealand Limited, Auckland
738             - Deutsche Domus New Zealand Limited, Auckland
739             - Deutsche Finance New Zealand Limited, Auckland

740             - Deutsche Financial Corporation New Zealand Limited, Auckland
741             - Deutsche Foras New Zealand Limited, Auckland

742             - Deutsche Foreign Holdings New Zealand Unit Trust, Auckland
743             - Deutsche Funding New Zealand Limited, Auckland

744             - Deutsche Global Issuance New Zealand Limited, Auckland

745             - Deutsche International Investments New Zealand Limited,
                Auckland

746             - Deutsche International Issuance New Zealand Limited, Auckland
747             - Deutsche International Oceanic Limited, Georgetown
748             - Deutsche Offshore Finance Investments (Pacific) Limited,
                Georgetown

749             - Deutsche Overseas Issuance New Zealand Limited, Auckland
750             - Deutsche Pacific Limited, Rarotonga



               LIST OF SUBSIDIARIES AS OF DECEMBER 31, 2003

751             - Deutsche Securities New Zealand Limited, Auckland
752             - Deutsche Services New Zealand Limited, Auckland

753             - Deutsche Worldwide Issuance New Zealand Limited, Auckland
754             - Kingfisher Nominees Limited, Auckland
755             - Valuta Investments Limited, Auckland

756             Deutsche Representaciones y Mandatos S.A., Buenos Aires
757             Deutsche Securities Korea Co., Seoul
758             Deutsche Securities Limited, Hongkong

759             Deutsche Securities Sociedad de Bolsa S.A., Buenos Aires
760             Deutsche Securities Venezuela S.A., Caracas
761             Deutsche Stiftungstrust GmbH, Frankfurt
762             Deutsche Transaction France S.A., Paris
763             Deutsche Wirtschaftsdatenbank GmbH, Frankfurt
764             Deutsches Institut fur Altersvorsorge GmbH, Frankfurt

765             Domshof Beteiligungsgesellschaft mit beschrankter Haftung,
                Frankfurt
766             DWS Holding & Service GmbH, Frankfurt
767             - degab Gesellschaft fur Anlageberatung mbH, Frankfurt
768             - Deutsche Asset Management France, Paris
769             - Deutsche Asset Management France FCP, Paris
770             - Deutsche Asset Management GmbH, Wien
771             - Deutsche Asset Management S.A., Warschau
772             - Deutsche Asset Management Schweiz, Zurich
773             - Deutsche Investment Services, Paris
774             - Deutsche Investments (Luxembourg) S.A., Luxemburg
775             - Deutsche Vermogensbildungsgesellschaft mit beschrankter
                Haftung, Frankfurt
776             - DWS (Austria) Investmentgesellschaft mbH, Wien
777             - DWS Finanz-Service GmbH, Frankfurt

778             - DWS International Portfolio Management GmbH, Frankfurt
779             - DWS Investment GmbH, Frankfurt
780             - DWS Investments Schweiz, Zurich
781             - DWS Polska TFI S.A., Warschau
782             - Epargne Expansion, Paris
783             - Gestion Privee Worms (Jersey) Ltd., St. Helier
784             - PartnerWorld S.A., Luxemburg
785             DWS Investment S.A., Luxemburg
786             Dynamic Funds (SICAV), Luxemburg
787             econos consulting GmbH i.L., Eschborn

788             - econos consulting limited (in member's voluntary liquidation),
                London
789             EDORA Funding GmbH, Eschborn
790             Elba Finance GmbH, Eschborn
791             ELBI Funding GmbH, Frankfurt
792             ELDO ERSTE Vermogensverwaltungs GmbH, Eschborn
793             Elektro-Export-Gesellschaft m.b.H., Nurnberg
794             Elisa Funding GmbH, Eschborn
795             Ellsel Limited, London
796             Essener Grundstucksverwertung Dr. Ballhausen, Dr. Bruens, Dr.
                Moller oHG, Essen

797             European Asian Bank (Hong Kong) Nominees Limited, Hongkong
798             european transaction bank aktiengesellschaft, Frankfurt
799             FARNA Beteiligungsgesellschaft mbH, Frankfurt
800             FASTIL Beteiligungsgesellschaft mbH, Frankfurt
801             FAUTEON Beteiligungsgesellschaft mbH, Frankfurt
802             FETUM Beteiligungs Aktiengesellschaft, Frankfurt
803             FrankenInvest International S.A., Luxemburg
804             Franz Urbig- und Oscar Schlitter-Stiftung Gesellschaft mit
                beschrankter Haftung, Frankfurt
805             Funds Nominees Limited, London
806             GAT Golf am Tegernsee GmbH, Waakirchen
807             GAT Golf am Tegernsee GmbH & Co. Grundstucks-Verwaltungs KG,
                Gmund am Tegernsee



               LIST OF SUBSIDIARIES AS OF DECEMBER 31, 2003

808            Golf-Club Margarethenhof am Tegernsee Verwaltungs GmbH,
               Waakirchen
809            Gut Kaden Golf und Land Club GmbH, Alveslohe
810            HAMBU Verwaltungsgesellschaft mbH, Hamburg

811            Hessische Immobilien-Verwaltungs-Gesellschaft mbH, Eschborn
812            Horka Korlatolt Felelossegu Tarsasag, Budapest
813            HRH Biotech S.A., Luxemburg
814            HRH Technology S.A., Luxemburg
815            Hypotheken-Verwaltungs-Gesellschaft mbH, Frankfurt
816            Ironland Limited, London
817            Joliet Finance LLC, Wilmington
818            KHP Knuppe, Huntebrinker & Co. GmbH, Osnabruck
819            Klockner Industriebeteiligungsgesellschaft mbH, Eschborn
820            LaSalle Finance LLC, Wilmington
821            Latsel No. 2 Limited, London
822            Latsel No. 3 Limited, London
823            Marine Investments YK, Tokio
824            Marine Operator Limited, London

825            Matura Vermogensverwaltung mit beschrankter Haftung, Frankfurt

826            Maxblue Americas Holdings, S.A., Madrid (Teilkonzern/Sub-group)
827            - MaxBlue Investimentos Distribuidora de Titulos e Valores
               Mobiliarios S.A., Sao Paulo
828            - MXB U.S.A., Inc., Wilmington
829            maxblue Limited, Dublin
830            MEPO Beteiligungs Aktiengesellschaft, Frankfurt
831            Midsel Limited, London
832            MIWA Beteiligungsgesellschaft mbH, Frankfurt
833            modernes Frankfurt private Gesellschaft fur Stadtentwicklung mbH,
               Frankfurt
834            Morgan Grenfell Investments N.V., Amsterdam
835            Morgan Nominees Limited, London
836            NERGE Beteiligungsgesellschaft mbH, Frankfurt
837            NIESA Beteiligungs Aktiengesellschaft, Frankfurt
838            NILA Beteiligungsgesellschaft mbH, Frankfurt
839            NOKA Beteiligungsgesellschaft mbH, Frankfurt
840            Nordwestdeutscher Wohnungsbautrager Gesellschaft mit beschrankter
               Haftung, Frankfurt
841            OAO DB Securities (Kazakhstan), Alma Ata
842            OOO Deutsche Bank, Moskau
843            PELMO Beteiligungsgesellschaft mbH i.Gr., Frankfurt
844            Pembol Nominees Limited, London
845            Rangegrow (in member's voluntary liquidation), St. Albans
846            registrar services GmbH, Eschborn
847            REIPA Beteiligungs Aktiengesellschaft, Frankfurt
848            ROPA Beteiligungsgesellschaft mbH, Frankfurt
849            Sandvest Petroleum S.A., Luxemburg
850            Sardegna Funding GmbH, Frankfurt
851            SB-Bauspar Vermittlungsgesellschaft mbH, Frankfurt
852            Schiffsbetriebsgesellschaft Brunswik mbH, Hamburg

853            Schiffshypothekenbank zu Lubeck Aktiengesellschaft, Hamburg
854            SIFRI Beteiligungs Aktiengesellschaft, Frankfurt
855            SLB Funding GmbH, Eschborn
856            Sturt No. 1 Limited, London
857            Sturt No. 2 Limited, London
858            SunAmerica Affordable Housing Partners 47, Los Angeles

859            Suddeutsche Bank Gesellschaft mit beschrankter Haftung, Frankfurt
860            Suddeutsche Vermogensverwaltung Gesellschaft mit beschrankter
               Haftung, Frankfurt

861            Taunus Corporation, Wilmington (Teilkonzern/Sub-group)
862            - ABFS I Incorporated, Baltimore
863            - Abico Inc., Wilmington
864            - ABS Leasing Services Company, Chicago
865            - ABS MB Limited, Baltimore



               LIST OF SUBSIDIARIES AS OF DECEMBER 31, 2003

866             - Accounting Solutions Holding Company, Inc., Wilmington
867             - Alex. Brown & Sons Finance Limited, Baltimore
868             - Alex. Brown & Sons Holdings Limited (in member's voluntary liquidation), London
869             - Alex. Brown & Sons Investments Limited (in member's voluntary liquidation), London
870             - Alex. Brown Asset Management Incorporated, Baltimore
871             - Alex. Brown Financial Corporation, Wilmington
872             - Alex. Brown Financial Services Incorporated, Baltimore
873             - Alex. Brown Insurance Agency Incorporated, Baltimore

874             - Alex. Brown Insurance Agency of Massachusetts, Inc., Boston
875             - Alex. Brown Insurance Agency of Texas, Inc., Dallas
876             - Alex. Brown Investments Incorporated, Baltimore
877             - Alex. Brown Management Services, Inc., Baltimore
878             - Alfa Investimenti S.R.L., Mailand
879             - Allsar Inc., Wilmington
880             - Alma Finance KFT, Veszprem
881             - Altamira LLC, Wilmington
882             - AM-DB Nevada, Inc., Las Vegas
883             - Annandale LLC, Wilmington
884             - Argent Incorporated, Baltimore
885             - Atlantic No. 1 Limited, London
886             - B.T.I. Investments, London
887             - Bankers Company Inc., Trenton
888             - Bankers Company of New York, New York
889             - Bankers International Corporation, New York

890             - Bankers International Corporation (Brasil) & Cia., Sao Paulo
891             - Bankers International Corporation 1996-1, Wilmington
892             - Bankers Trust Argentina S.A., Buenos Aires
893             - Bankers Trust Caribe Capital Markets, Inc., Hato Rey
894             - Bankers Trust Company of the Southeast, Inc., Miami
895             - Bankers Trust Holdings (U.K.) Limited, London

896             - Bankers Trust International Finance (Jersey) Limited,
                St. Helier
897             - Bankers Trust Investments PLC, London
898             - Bankers Trust Nominees Limited, London
899             - Bankers Trust Securities (Pacific) Limited, Hongkong
900             - Bankers Trust Sociedad de Valores S.A., Madrid
901             - Barkly Investments Ltd., St. Helier
902             - Beachwood Properties Corp., New York
903             - Bercy Investors, Inc., New York
904             - Black Gold Holdings Ltd., Georgetown
905             - Black Gold S.A., Buenos Aires
906             - Bleeker Investments Limited, Wilmington
907             - Blue Cork, Inc., Wilmington
908             - Bluewater Creek Management Co, Wilmington
909             - Boasley Limited, St. Helier
910             - Bolar Flat LLP, Wilmington
911             - Bonsai Investment AG, Zurich
912             - Britannia Limited, London
913             - Brookhill Center, Inc., New York
914             - Broome Investments Limited, Wilmington
915             - BT (Far East) Limited, Hongkong

916             - BT Advisory Services (Malaysia) Sdn Bhd, Kuala Lumpur
917             - BT Alex. Brown & Sons Limited (in member's voluntary
                liquidation), London
918             - BT American Securities (Luxembourg) Sarl, Luxemburg
919             - BT Asia Limited, Hongkong
920             - BT Asia Synergies Limited, Hongkong
921             - BT Atlantic Investments No 1 Limited, Georgetown
922             - BT Atlantic Investments No 2 Limited, Georgetown
923             - BT Atlantic Investments No 3 Limited, Georgetown
924             - BT Atlantic Investments No 4 Limited, Georgetown
925             - BT Atlantic Investments No 5 Limited, Georgetown




               LIST OF SUBSIDIARIES AS OF DECEMBER 31, 2003

926             - BT Azure No. 1 Limited, Georgetown
927             - BT Ben Nevis Limited, Georgetown
928             - BT Boasley (Cayman) Limited, Georgetown
929             - BT Bram Limited, Georgetown
930             - BT Brokerage (Philippines), Inc., Makati City
931             - BT Brokerage Corporation, Wilmington
932             - BT Brokerage Nominees Ltd., Hongkong
933             - BT Bryce Limited, Georgetown
934             - BT Capital Funding Corporation, Wilmington
935             - BT Capital Trust A, New York
936             - BT Cascades No. 2 Limited, Georgetown
937             - BT Cascades No. 3 Limited, Georgetown
938             - BT Cayman Income No. 1, Georgetown
939             - BT Cayman Income No. 2, Georgetown
940             - BT Commercial Corporation, New York
941             - BT CTAG Nominees Limited, London
942             - BT Devonport Limited, Georgetown
943             - BT Emeraude Limited, Georgetown
944             - BT Empreendimentos e Participacoes Ltda., Sao Paulo
945             - BT Finance (Jersey) No.1, St. Helier
946             - BT Finance (Jersey) No.2, St. Helier
947             - BT Finance (Jersey) No.3, St. Helier
948             - BT Finance (Leasing) Limited, London
949             - BT Finance (Leasing) No. 2 Limited, London
950             - BT Finance L.P., Georgetown

951             - BT Foreign Investment Corporation 1995 Trust - III, Wilmington

952             - BT Foreign Investment Corporation 1995 Trust - IV, Wilmington
953             - BT Foreign Investment Corporation 1997 Trust, St. Helier

954             - BT Foreign Investment Corporation 1997 Trust No. 2, Wilmington

955             - BT Foreign Investment Corporation 1997 Trust No. 3, St. Helier

956             - BT Foreign Investment Corporation 1998 Trust No. 1, Wilmington

957             - BT Foreign Investment Corporation 1998 Trust No. 2, Wilmington

958             - BT Foreign Investment Corporation 1998 Trust No. 3, Wilmington

959             - BT Foreign Investment Corporation 1998 Trust No. 4, Wilmington
960             - BT Fund Managers (Ireland) Limited, Dublin
961             - BT Funding, L.P., Baltimore
962             - BT Globenet Nominees Limited, London

963             - BT Harborside Urban Renewal Corporation, West Trenton
964             - BT Hobart (Cayman) No. 1 Limited, Georgetown
965             - BT Holdings (Europe) Limited, Wilmington
966             - BT Holdings (New York), Inc., New York
967             - BT Institutional Capital Trust A, New York
968             - BT Institutional Capital Trust B, New York
969             - BT International (Nigeria) Ltd., Lagos
970             - BT International Trading Corporation, Wilmington
971             - BT Investment Partners, Inc., New York
972             - BT Investments (Cayman) No 1 Limited, Georgetown
973             - BT LA Holdings, L.L.C., New York
974             - BT Management Partners, L.P., Wilmington
975             - BT Maulbronn GmbH, Eschborn
976             - BT McKinley Limited, Georgetown
977             - BT MH Finance GP, Georgetown
978             - BT Milford (Cayman) Limited, Georgetown
979             - BT Mortgage Investments Inc., Baltimore
980             - BT Muritz GmbH, Eschborn
981             - BT Murrayfield Limited, Edinburgh
982             - BT Newco Limited, Georgetown
983             - BT Notes Limited, Georgetown
984             - BT Opera Trading S.A., Paris



               LIST OF SUBSIDIARIES AS OF DECEMBER 31, 2003

985             - BT Ormond No. 3, L.P., Wilmington
986             - BT Partnership Management II, LLC, New York
987             - BT Pension Fund Trustees Limited, London
988             - BT Preferred Capital Trust II, New York
989             - BT Realty Resources, Inc., New York
990             - BT RMS GP 1, Georgetown
991             - BT RMS GP 2, Georgetown
992             - BT RMS GP 3, Georgetown
993             - BT Sable LLC, Wilmington
994             - BT Securities (Europe) Limited (in member's voluntary
                liquidation), London
995             - BT Services Ireland Ltd., Dublin
996             - BT Southwest, Inc., Houston
997             - BT Straits, Inc., New York
998             - BT Tasman (Cayman) No. 5 Limited, Georgetown
999             - BT Vordertaunus (Luxembourg) SARL, Luxemburg
1000            - BT Vordertaunus Verwaltungs- und Beteiligungsgesellschaft mbH,
                Eschborn
1001            - BT Westmere Limited, Georgetown
1002            - BT Yosemite, Georgetown
1003            - BT/ABKB Partnership Management, Los Angeles
1004            - BTC 97 SP, LLC, Wilmington
1005            - BTC Capital Trust I, Wilmington
1006            - BTC Mortgage Investors Trust 1996-S1, New York
1007            - BTC Mortgage Investors Trust 1997-S1, New York
1008            - BTCM Properties Corporation, Wilmington
1009            - BTFIC Portugal Gestao e Investimentos (Sociedade Unipessal)
                S.A., Madeira
1010            - BTIP Israel LLC, Wilmington
1011            - BTMWB Investments No.1 Limited, St. Helier
1012            - BTNY Brazil Investment Co., New York
1013            - BTR Trust 1999 S-1, New York
1014            - BTR-1 Trust 1998-S1, New York
1015            - BTVR Investments No. 1 Limited, St. Helier
1016            - Budget Hotels No. 1 Limited, St. Helier
1017            - Bull Pasture LLP, Wilmington
1018            - Burgtel, Inc., New York
1019            - C.J. Lawrence Inc., Wilmington
1020            - Caneel Bay Holding Corp., Chicago
1021            - Caneel Bay, Inc., St. Thomas
1022            - Cape Acquisition Corp, New York
1023            - CapeSuccess LLC, Wilmington
1024            - CapeSuccess, Inc., Wilmington
1025            - Career Blazers Career Corporation, New York
1026            - Career Blazers Consulting Services, Inc., Albany
1027            - Career Blazers Contingency Professionals, Inc., Albany

1028            - Career Blazers Learning Center of Los Angeles, Inc., Los Angeles
1029            - Career Blazers LLC, Wilmington
1030            - Career Blazers Management Company, Inc., Albany
1031            - Career Blazers New York, Inc., Albany
1032            - Career Blazers of Ontario, Inc., London, Ontario
1033            - Career Blazers Partnering Company, Inc., Albany
1034            - Career Blazers Personnel Services of Washington, D.C., Inc.,
                Washington DC
1035            - Career Blazers Personnel Services, Inc., Albany
1036            - Career Blazers Service Company, Inc., Wilmington
1037            - Caribbean Resort Holdings, Inc., New York
1038            - Castlewood Expansion Partners, LP, New York
1039            - CBI NY Training, Inc., Albany
1040            - Cedar Investment Co., Wilmington
1041            - Chambers Investments Limited, Georgetown
1042            - Charlton (Delaware), Inc., Wilmington
1043            - Civic Investments Limited, St. Helier
1044            - CLA-DB Nevada, Inc, Las Vegas
1045            - ClarksonX Inc., Wilmington
1046            - Cloverdale Road LP, Wilmington
1047            - CMP Cayman Holdings One Ltd., Georgetown




               LIST OF SUBSIDIARIES AS OF DECEMBER 31, 2003

1048            - CNS Cayman Holdings One Ltd., Georgetown
1049            - Combtel, Inc., New York
1050            - Compensa Holdings (Cayman) Ltd., Georgetown
1051            - Crosby Investments Limited, Wilmington
1052            - Cyrus J. Lawrence Capital Holdings, Inc., Wilmington
1053            - D.B. Foreign Investment Corporation, Wilmington
1054            - D.B. International Delaware, Inc., Wilmington
1055            - D.B. Overseas Representatives, Inc., Wilmington
1056            - DB (Pacific) Limited, Wilmington
1057            - DB (Pacific) Limited, New York, New York
1058            - DB Advisors, L.L.C., New York
1059            - DB Alex. Brown Holdings Incorporated, Wilmington
1060            - DB Arbitrage Mortgage Inc., Baltimore
1061            - DB Azure (Delaware) LLC, Wilmington
1062            - DB Baltimore, Inc., New York
1063            - DB Barbados, Inc., Wilmington
1064            - DB Barges, Inc., Wilmington
1065            - DB Bedford Investments Limited, Wilmington

1066            - DB Bluebell Investments (Cayman) Partnership, Georgetown
1067            - DB Boca Mortgage Corp., Baltimore
1068            - DB Callisto LLP, Wilmington
1069            - DB Capital Advisors, Inc., Wilmington
1070            - DB Capital Holdings 2, Inc., Wilmington
1071            - DB Capital Inc, New York
1072            - DB Capital Investments, Inc., Wilmington
1073            - DB Capital Management, Inc., Wilmington
1074            - DB Capital Mortgage Corp., Baltimore

1075            - DB Capital Partners Latin America, G.P. Limited, Georgetown
1076            - DB Capital Partners, Inc., Wilmington
1077            - DB Capital Partners, Latin America, LP, Georgetown
1078            - DB Cascades No. 1 LLC, Wilmington
1079            - DB Cash Mortgage Corp., Baltimore
1080            - DB Cash Services, Inc., Wilmington
1081            - DB Crown Mortgage Corp., Baltimore
1082            - DB Depositor Inc., New York
1083            - DB Eagle Mortgage Corp., Baltimore
1084            - DB Equipment Leasing, Inc., New York
1085            - DB Equities Corporation, Wilmington
1086            - DB Equity Mortgage Corp., Baltimore
1087            - DB Europa LP, Wilmington
1088            - DB Ever, Inc., New York
1089            - DB Finance Holdings, Inc., Wilmington
1090            - DB Finance Japan Yugen Kaisha, Tokio
1091            - DB Franklin Investments Inc., Wilmington
1092            - DB Funding Corporation # 1, Wilmington
1093            - DB Galil Finance, Inc., Wilmington
1094            - DB Gamla (Cayman), Georgetown
1095            - DB Ganymede Corp., Georgetown
1096            - DB Green Mortgage Corp., Baltimore
1097            - DB Green, Inc., New York
1098            - DB Hawks Nest, Inc., Wilmington
1099            - DB Holdings (Asia) Limited, Wilmington
1100            - DB Holdings (South America) Limited, Wilmington
1101            - DB Horizon, Inc., Wilmington
1102            - DB Hubert Investments Limited, Wilmington
1103            - DB Hudson, LLC, New York
1104            - DB Investment Management, Inc., Wilmington
1105            - DB Investment Managers, Inc., Wilmington
1106            - DB Investment Resources (US) Corporation, New York
1107            - DB Investments (Australia) LLC, Wilmington
1108            - DB Investments (New Zealand) Limited, Wilmington
1109            - DB Io LP, Wilmington
1110            - DB IROC Leasing Corp., New York
1111            - DB Jefferson Investments Limited, Wilmington
1112            - DB Keystone Inc., Wilmington
1113            - DB King Investments Limited, Wilmington



               LIST OF SUBSIDIARIES AS OF DECEMBER 31, 2003

1114            - DB Lafayette Investments Limited, Wilmington
1115            - DB Laight Investments Limited, Wilmington
1116            - DB Leda, Inc., Wilmington
1117            - DB Leroy Investments Limited, Georgetown
1118            - DB Lexington Investments Inc., Wilmington
1119            - DB Liberty, Inc., Wilmington
1120            - DB Liquid Mortgage Corp., Baltimore
1121            - DB Madison, Inc., Wilmington
1122            - DB Metis, Inc., Wilmington
1123            - DB Mezzanine Fund Managing Member, LLC, New York
1124            - DB Moore Investments Limited, Wilmington
1125            - DB Office Workplaces Inc., Wilmington
1126            - DB Oriole Trust, Wilmington
1127            - DB Overseas Finance Delaware, Inc., Wilmington
1128            - DB Partner Mortgage Corp., Baltimore
1129            - DB Partnership Management, Ltd., Wilmington
1130            - DB Perry Investments Limited, Wilmington
1131            - DB Philmor, Inc., New York
1132            - DB Potomac, Inc., New York
1133            - DB Private Clients Corp., Wilmington
1134            - DB Pyramid Corp., New York
1135            - DB Rivington Investments Limited, Georgetown
1136            - DB Rugby Finance (Cayman), Georgetown
1137            - DB Rutland Finance Limited, Ramat Gan
1138            - DB Samay Finance No. 2, Inc., Wilmington
1139            - DB Services (New York), Inc., New York
1140            - DB Services New Jersey, Inc., Trenton
1141            - DB Services Tennessee, Inc., Wilmington
1142            - DB Servicios Mexico, S.A. de C.V., Mexiko Stadt
1143            - DB Shenandoah, Inc., Wilmington
1144            - DB Stanton Investments Limited, Georgetown
1145            - DB Structured Finance Americas, LLC, Wilmington
1146            - DB Structured Products, Inc., Wilmington
1147            - DB U.S. Financial Markets Holding Corporation, Dover
1148            - DB Vandam Investments Limited, Wilmington
1149            - DB Ventures, Inc., New York
1150            - DB Vestry Investments Limited, Wilmington
1151            - DB Warren Investments Limited, Georgetown
1152            - DB Waverly Investments Limited, Wilmington
1153            - DB Yarden Finance Limited, Ramat Gan
1154            - DB-SP Holdings, Inc., Wilmington
1155            - DBAB Wall Street, LLC, Wilmington
1156            - DBAH Capital, LLC, New York
1157            - DBAH Funding Corp., Wilmington
1158            - DBBICVI, Inc., St. Thomas
1159            - DBD 1997 BR Corp., Wilmington
1160            - DBD 2001 HDMF-1 Corp., Wilmington
1161            - DBD Hanover Corporation, Wilmington
1162            - DBD Harborside Inc., Wilmington
1163            - DBD Mezzanine Corp., Wilmington
1164            - DBD Pilgrim America Corp., Wilmington
1165            - DBD-1996 NPC 1 Corp., Wilmington
1166            - DBD-1996 NPC 1 L.L.C., Wilmington
1167            - DBD-1996 NPC 2 L.L.C., Wilmington
1168            - DBD-1997 HHC Corporation, Wilmington
1169            - DBRE Specified Holdings, L.L.C., Wilmington
1170            - DBS Technology Ventures, L.L.C., Wilmington
1171            - DBUSH Funding Corp., Wilmington
1172            - DBVR Investments No. 3 Limited, Wilmington
1173            - Dedham Property Associates, Inc., Dedham
1174            - Deer River, L.P., Wilmington

1175            - Deutsche (Aotearoa) Capital Holdings New Zealand, Auckland

1176            - Deutsche (Aotearoa) Foreign Investments New Zealand, Auckland
1177            - Deutsche (SIS) Investment Corporation, New York
1178            - Deutsche (SRV) Investment Corporation, New York
1179            - Deutsche (SS&C) Investment Corporation, New York



               LIST OF SUBSIDIARIES AS OF DECEMBER 31, 2003

1180            - Deutsche Alt-A Securities, Inc., Wilmington
1181            - Deutsche Aoteara Limited, Georgetown
1182            - Deutsche Asset Management Canada Limited, Toronto
1183            - DEUTSCHE BANK (CHILE) S.A., Santiago
1184            - DEUTSCHE BANK A.S., Istanbul
1185            - Deutsche Bank Americas Holding Corp., New York
1186            - Deutsche Bank Capital Holdings, Inc., Wilmington
1187            - Deutsche Bank Florida, N.A., Palm Beach
1188            - Deutsche Bank Holdings, Inc., Wilmington

1189            - Deutsche Bank Insurance Agency of Delaware, Inc., Wilmington
1190            - Deutsche Bank International Corporation, Miami

1191            - Deutsche Bank Investment Management Inc., Wilmington
1192            - Deutsche Bank Mortgage Capital, L.L.C., Wilmington
1193            - Deutsche Bank Mexico S.A. Institution de Banca Multiple, Mexiko
                Stadt
1194            - Deutsche Bank National Trust Company, Los Angeles
1195            - Deutsche Bank Securities Inc., Wilmington
1196            - Deutsche Bank Trust Company Americas, New York

1197            - Deutsche Bank Trust Company Connecticut Ltd., Greenwich
1198            - Deutsche Bank Trust Company Delaware, Wilmington

1199            - Deutsche Bank Trust Company New Jersey Ltd., Jersey City
1200            - Deutsche Bank Trust Company New York, New York
1201            - Deutsche Bank Trust Company Southwest i. L., Dallas
1202            - Deutsche Bank Trust Corporation, New York
1203            - Deutsche Canada Investor Services Co., Halifax
1204            - Deutsche Capital Asset Corporation, New York
1205            - Deutsche Capital Planning Corporation, New York
1206            - Deutsche Capital Stock Corporation, New York
1207            - Deutsche Cayman L.A. Power II - C Ltd., Georgetown
1208            - Deutsche Cayman L.A. Power II - P Ltd., Georgetown
1209            - Deutsche Cayman Ltd., Georgetown

1210            - Deutsche Financial Services Puerto Rico Corporation, San Juan

1211            - Deutsche Global Securities Services Australia Pty Limited,
                Sydney
1212            - Deutsche International Corporate Services (Delaware) LLC,
                Wilmington
1213            - Deutsche International Nautical, Georgetown
1214            - Deutsche International Pacific, Georgetown
1215            - Deutsche Inversiones Limitada, Santiago

1216            - Deutsche Investment Management Americas Inc., New York
1217            - Deutsche Leasing Florida, Inc., Wilmington
1218            - Deutsche Leasing New York Corp., New York
1219            - Deutsche Master Funding Corporation, Wilmington
1220            - Deutsche Mortgage & Asset Receiving, Wilmington
1221            - Deutsche Mortgage Securities, Inc., Wilmington
1222            - Deutsche Realty Holdings (II) LLC, Salem
1223            - Deutsche Realty Holdings Corporation, New York

1224            - Deutsche Securities Corredores de Bolsa Ltda., Santiago

1225            - Deutsche Securities, S.A. de C.V., Casa de Bolsa, Mexiko Stadt
1226            - Deutsche Trust (Cayman) Ltd., Georgetown

1227            - Deutsche Union Finanzberatungsgesellschaft mbH, Frankfurt
1228            - DFC Residual Corporation, Henderson
1229            - DMG Technology Management, L.L.C., Wilmington
1230            - DowningX LLC, Wilmington
1231            - EA Advisers Incorporated, Wilmington
1232            - EA Strategies LLC, Wilmington
1233            - Eastgate 97 SP, LLC, Wilmington
1234            - Edgewater Properties SPC Corporation, New York
1235            - Emerald Properties Corp., New York



               LIST OF SUBSIDIARIES AS OF DECEMBER 31, 2003

1236            - Equator Holdings, Ltd., Wilmington
1237            - Ero Properties, Inc., New York
1238            - Estate Holdings, Inc., St. Thomas
1239            - FIC Globe LLC, Wilmington
1240            - Filaine, Inc., Wilmington
1241            - Firstee Investments LLC, Wilmington
1242            - FJC Property Corp, Wilmington
1243            - Franklin Woods Corporation, New York
1244            - G Finance Holding Corp., Wilmington
1245            - G.I.S.T. Investments, Inc., New York
1246            - GACC Funding Corporation, Wilmington
1247            - GAFCo Funding Corp., Dover
1248            - Garnet Properties Corp., New York
1249            - Gemini Technology Services Inc., New York
1250            - German American Capital Corporation, Baltimore

1251            - Giftbeat Limited (in member's voluntary liquidation), London
1252            - Glacier Mountain, L.P., Wilmington
1253            - Global Alliance Finance Company, L.L.C., Dover
1254            - Global Processing Services, Inc., Wilmington
1255            - GlobalX LLC, Wilmington
1256            - Great Lakes Realty Corp., New York
1257            - Green Homes, Inc., Wilmington
1258            - Greene Investments Limited, Georgetown
1259            - GreenwichX LLC, Wilmington
1260            - Greenwood Properties Corp., New York
1261            - Greenwood Theaters, LLC, Wilmington
1262            - Hac Investments Limited, Wilmington
1263            - HAC Investments Portugal - Servicos de Consultadoria e Gastao
                Ltd, Lissabon

1264            - Hanover Partners, LP, Wilmington
1265            - Hone Quarry LP, Georgetown
1266            - HudsonX Inc., Wilmington
1267            - Huron Leasing, LLC, Wilmington
1268            - Immedient 1 Inc., Denver
1269            - Immedient 2 Inc., Austin
1270            - Immedient Acquisition I Corporation, Wilmington
1271            - Immedient Acquisition II Corporation, Wilmington
1272            - Immedient, Inc., Wilmington
1273            - Investment Company Capital Corporation, Wilmington
1274            - Investors Real Estate Corp., Oconomowoc
1275            - J. Thompson Companies, Inc., Austin
1276            - Jasmin Investors, Inc., New York
1277            - JYD Investments LLC, Wilmington
1278            - Korea Bond Fund Management Co, Ltd., Georgetown
1279            - LAC Investments Ltd., Wilmington
1280            - Lake Moomaw Inc., Wilmington
1281            - Lark Street, Inc., Wilmington
1282            - Liberty Investments Limited, Georgetown
1283            - Linton No.1 Limited, London
1284            - Linton No.2 Limited, London
1285            - Linwood Properties Corp., New York
1286            - Lions Hill Finance Partners, Wilmington
1287            - Long-Tail Risk Insurers, Ltd., Hamilton
1288            - LU Holding Corp., Wilmington
1289            - LV Holding Corp., Wilmington
1290            - LW Holding Corporation, Wilmington
1291            - M.I.S.T. Investments, Inc., New York
1292            - MAC Investments Ltd., Georgetown
1293            - MacDougal Investments Limited, Wilmington
1294            - Makapuu Inc., Wilmington
1295            - Mallard Place, Inc., Wilmington
1296            - Marlboro Hotel Corp., Dedham
1297            - Mayfair Center, Inc, Wilmington
1298            - McClintic Point LP, Wilmington
1299            - Melba Investors Southeast, Inc., New York
1300            - Mercer Investments Limited, Wilmington
1301            - Metis Properties Limited, London



               LIST OF SUBSIDIARIES AS OF DECEMBER 31, 2003

1302            - Mezzbroadway, LLC, Wilmington
1303            - Middlewood Properties Corp., New York
1304            - Milltip Limited, London
1305            - MM Pastel Ltd., Georgetown
1306            - MMDB Noonmark LLC, Wilmington
1307            - Moose Lake LLP, Wilmington
1308            - MP Commercial Inc., Wilmington
1309            - Mystic Garage Properties Corp., Wilmington
1310            - Mystic Land I Properties Corp., Wilmington
1311            - Mystic Land II Properties Corp., Wilmington
1312            - Mystic Land III Properties Corp., Wilmington
1313            - Mystic Land IV Properties Corp., New York
1314            - Mystic Office Properties Corp., Wilmington
1315            - National Discount Brokers Group, Inc., New York
1316            - NDB Capital Markets Corporation, New York
1317            - NDB Capital Markets, L.P., Jersey City
1318            - NDBCM California Corporation, New York
1319            - New M Corp., Wilmington
1320            - Newhall LLC, Wilmington
1321            - Newport Harbor Corporation, New York
1322            - Newport Harbor Corporation, Delaware, Wilmington
1323            - NewportX Inc., Wilmington
1324            - Newtrax, Inc., New York
1325            - Northwoods Finance Partners, Wilmington
1326            - Novoquote Limited, London
1327            - OA Holding Company, LLC, Wilmington
1328            - Oakwood Properties Corp., Wilmington
1329            - Oktel, Inc., New York
1330            - Old Wagon LP, Wilmington
1331            - P.A.S. Pro Active Sales S.A., Buenos Aires
1332            - PacificX LLC, Wilmington
1333            - Park Avenue South/Armory, Inc., New York
1334            - Parkwood New York LLC, Wilmington
1335            - Parkwood Properties Corp., New York
1336            - Peabody Hotel Corp., Dedham
1337            - Pelleport Investors, Inc., New York
1338            - Penbrook Properties Corp., New York
1339            - Phoenix I Ltd., Georgetown
1340            - Pinewood Properties Corp., New York
1341            - PLA - DB Nevada, Inc., Las Vegas
1342            - Poughkeepsie Hamburg, Inc., Wilmington
1343            - Prime Outdoor Group, Wilmington
1344            - 225 Properties Corp., New York
1345            - Protean Investors, Inc., New York
1346            - PT Bina Tatalaksana Pasifik, Jakarta
1347            - PT BT Prima Securities Indonesia, Jakarta
1348            - PYN Properties Inc., Wilmington
1349            - Pyramid Enterprises B.V., Amsterdam
1350            - Pyramid Finance B.V., Amsterdam
1351            - Pyramid Holdings B.V., Amsterdam
1352            - Pyramid Industries B.V., Amsterdam
1353            - Pyramid Investments PLC, London
1354            - Pyramid Office Properties Limited, London
1355            - Pyramid Ventures, Inc., Wilmington
1356            - Q.I.S.T. Investors Inc., New York
1357            - Reade, Inc., Wilmington
1358            - Realprop Investors Pacific, Inc., New York
1359            - Red Lodge, L.P., Wilmington
1360            - REO Properties Corporation, Wilmington
1361            - Reo Resources, Inc., New York
1362            - Ripple Creek, L.P., Wilmington
1363            - River Bluff LLP, Wilmington
1364            - Riverton Investments LLC, Wilmington
1365            - RNA Advisors, LLC, Wilmington
1366            - RoAdco I, Inc., Wilmington
1367            - RoAdco II, Inc., Wilmington
1368            - RoCalwest, Inc., Wilmington
1369            - RoClarendon, Inc., Wilmington



               LIST OF SUBSIDIARIES AS OF DECEMBER 31, 2003

1370            - RoColorado, Inc., Wilmington

1371            - Rodo Nominees Limited (in member's voluntary liquidation),
                London
1372            - Rodocanachi Leasing Limited, London
1373            - RoManco I, Inc., Wilmington
1374            - RoManco II, Inc., Wilmington
1375            - Romeo One, LLC, Wilmington
1376            - Romeo Three, LLC, Wilmington
1377            - Romeo Two, LLC, Wilmington
1378            - Romeo U.S. Group, Inc., Wilmington
1379            - RoPacific, Inc., Wilmington
1380            - RoPro U.S. Holding, Inc., Wilmington
1381            - RoProperty U.S.A., Inc., Wilmington
1382            - RoSharp II, Inc., Wilmington
1383            - RoSmart, LLC, Wilmington
1384            - RoValue-Added, Inc., Wilmington
1385            - RREEF America, L.L.C., Chicago
1386            - RREEF Management Company, Chicago
1387            - RREEF Management LLC, Chicago
1388            - Ruby Investments LLC, Wilmington
1389            - Sagamore Limited, London
1390            - Sapphire Aircraft Leasing and Trading Limited, London
1391            - Sapphire Investments LLC, Wilmington
1392            - Sarel Investors Atlantic, Inc., New York
1393            - Sceptre Investments LLC, Wilmington

1394            - Scudder Annuities and Life Services of Alabama, Inc., Chicago
1395            - Scudder Annuities and Life Services, Inc., Chicago
1396            - Scudder Distributors Inc., Chicago
1397            - Scudder Financial Services Inc., Boston
1398            - Scudder Fund Accounting Corporation, Boston
1399            - Scudder Insurance Agency of New York, Inc., New York
1400            - Scudder Insurance Agency, Inc., Boston

1401            - Scudder Insurance Agency, Inc. (California), Los Angeles
1402            - Scudder Investments Marketing Services, Inc., Chicago
1403            - Scudder Investments Service Company, Kansas City
1404            - Scudder Investor Services, Inc., Boston
1405            - Scudder Service Corporation, Boston
1406            - Scudder Trust Company, Salem
1407            - Seaford Milford Properties, Inc., New York
1408            - Sedona One LLC, Wilmington
1409            - Seneca Delaware, Inc., Wilmington
1410            - Seneca Leasing Partners, L.P., Wilmington
1411            - Serviced Office Investments Limited, St. Helier
1412            - Sharps SP I LLC, Wilmington
1413            - Sherwood Properties Corp., New York
1414            - Shopready Limited, London
1415            - Silver Leaf 1 LLC, Wilmington
1416            - Southwood Properties Corp., New York
1417            - Spring Leasing Limited, London
1418            - Standard Trading Two LLC, Wilmington
1419            - Stontel, Inc., New York
1420            - Tanglewood Assisted Living Center, Inc., New York
1421            - Tapeorder Limited, London
1422            - Tapestry Investment LLC, Wilmington
1423            - TC Trustees Limited, London
1424            - Tempcraft, Inc., Austin
1425            - Tenedora de Valores S.A., Santiago
1426            - Thebe Trust, Wilmington
1427            - Tripod LLC, New York
1428            - TRS 1 LLC, Wilmington
1429            - TRS Eclipse LLC, Wilmington
1430            - TRS Elara LLC, Wilmington
1431            - TRS Metis LLC, Wilmington
1432            - TRS Thebe LLC, Wilmington
1433            - Upwood No. 1 Limited, London
1434            - Upwood No. 2 Limited, London



               LIST OF SUBSIDIARIES AS OF DECEMBER 31, 2003

1435            - US Masthead Coinvestment, L.P., Wilmington
1436            - US Masthead No. 1, Inc., Wilmington
1437            - US Masthead No. 2, Inc., Wilmington
1438            - US Masthead No. 3, Inc., Wilmington
1439            - US Masthead No. 4, Inc., Wilmington
1440            - US Masthead No. 5, Inc., Wilmington
1441            - US Masthead, LLC, Wilmington
1442            - Varick Investments Limited, Wilmington
1443            - VI Resort Holdings, Inc., New York
1444            - Walton Tract LLP, Wilmington
1445            - WestX Inc., Wilmington
1446            - Whispering Woods LLC, Wilmington
1447            - Whistling Pines LLC, Wilmington
1448            - Whitewood Properties Corp., New York
1449            - Wildriver Finance Company, Georgetown
1450            - Windsor Investment One LLC, Wilmington
1451            - Wintercrest Inc., Wilmington
1452            - Wolf Creek LP, Wilmington
1453            - Woodwardia LLC, Wilmington
1454            - World Trading (Delaware) Inc., Wilmington
1455            - Zolo LLC, Wilmington
1456            Tempurrite Leasing Limited, London
1457            Tescsel Limited, London
1458            The World Markets Company GmbH i.L., Frankfurt
1459            TMG Vermogensverwaltungsgesellschaft mbH, Augsburg
1460            Transgermania Verwaltungsgesellschaft mit beschrankter Haftung,
                Hamburg
1461            TRISO Beteiligungs Aktiengesellschaft, Frankfurt
1462            UKF Building Services Limited, London
1463            UKF Leasing Limited, London
1464            VORNA Beteiligungsgesellschaft mbH, Frankfurt
1465            WEPLA Beteiligungsgesellschaft mbH, Frankfurt
1466            - Azurania SGPS LDA, Funchal

1467            - DB RE Global Real Estate Management 1A, Ltd., Georgetown

1468            - DB RE Global Real Estate Management 1B, Ltd., Georgetown

1469            - DB Real Estate Opportunities Management S.r.l., Mailand
1470            - Deutsche Commercial Property Anlagegesellschaft mbH & Co. KG,
                Eschborn
1471            - G.O. IB - SIV Luxembourg S.a.r.l., Luxemburg
1472            - Immobiliere Sorege II, Paris
1473            - Whale Holdings S.a.r.l., Luxemburg
1474            WERDA Beteiligungsgesellschaft mbH, Eschborn

1475            WFG Deutsche Gesellschaft fur Wagniskapital mbH, Frankfurt

1476            WILH. AHLMANN Gesellschaft mit beschrankter Haftung, Kiel
1477            WOLBU Beteiligungsgesellschaft mbH, Frankfurt
1478            Xavex Advisors S.A., Luxemburg
1479            Xavex Capital Management SGR S.P.A., Mailand

                VARIABLE INTEREST ENTITIES

1480            AAD Balanced Company Limited, Georgetown
1481            ABS Ventures ALN, LLC, Wilmington
1482            ABS Ventures HC, LP, Wilmington
1483            ABS Ventures IT, LP, Wilmington
1484            ABS Ventures WB, LP, Wilmington

1485            ACTIUM Leasobjekt GmbH & Co. Objekt Bietigheim OHG, Dusseldorf
1486            AG London Ltd, Road Town
1487            Amaranth Limited, Georgetown
1488            Argentina Capital Protected Investments Ltd, Georgetown
1489            Asset Repackaging Trust BV, Amsterdam
1490            Asset Repackaging Trust Five BV, Amsterdam
1491            Asset Repackaging Trust Four BV, Amsterdam
1492            Asset Repackaging Trust Six BV, Amsterdam





               LIST OF SUBSIDIARIES AS OF DECEMBER 31, 2003

1493           Asset Repackaging Trust Three BV, Amsterdam
1494           Bellstead Holdings Limited, Gibraltar
1495           Bills Securitisation Limited, St. Helier
1496           Bincomerc - Servicos de Consultadoria, S.A., Lissabon

1497           BLI Beteiligungsgesellschaft fur Leasinginvestitionen mbH, Koln
1498           Blue Square Funding Limited, Gibraltar
1499           Blue Stripe 2000-1 Funding Limited, St. Helier
1500           Blue Stripe 2000-1 Ltd, St. Helier
1501           Bluestar Securities plc, Dublin
1502           Business Support One Y.K., Tokio
1503           Caesar Park Hotel Portugal, S.A., Sintra
1504           Capital Instruments Limited, Georgetown
1505           CAPRA Grundstucks-Vermietungsgesellschaft mbH & Co. Objekt Walbeck
               KG, Dusseldorf
1506           CELLA Grundstucks-Vermietungsgesellschaft mbH & Co. Objekt
               Aschaffenburg OHG, Dusseldorf
1507           CIG (Jersey) Limited, St. Helier
1508           Coriolanus Limited, Dublin
1509           Cormac Valley Ltd. Series 1, Dublin
1510           Coronets Limited, Georgetown
1511           COUNTS 1998 Series II, Newark
1512           COUNTS 1998 Series III, Newark
1513           COUNTS Northwest 1989F Special Trust, Newark
1514           COUNTS Northwest 1999/1989F Special Trust A2, Newark
1515           COUNTS Northwest 1999/1989F Special Trust B1, Newark
1516           COUNTS Northwest 1999/1989F Special Trust B2, Newark
1517           COUNTS Series 1A, Newark
1518           COUNTS Series 2A, Newark
1519           COUNTS Series 2B, Newark
1520           COUNTS Series II 1997-A, Newark
1521           COUNTS Series II 1998-A, Newark
1522           COUNTS Trust Series 1999 - 1, Newark
1523           COUNTS Trust Series 2000 - 1, Newark
1524           COUNTS Trust Series 2000 - 2, Newark
1525           COUNTS Trust Series 2000 - 3, Newark
1526           COUNTS Trust Series 2000 - 4, Newark
1527           COUNTS Trust Series 2000 - 5, Newark
1528           COUNTS Trust Series 2000 - 6, Newark
1529           COUNTS Trust Series 2001 - 1, Newark
1530           COUNTS Trust Series 2001 - 2, Newark
1531           COUNTS Trust Series 2001 - 3, Newark
1532           COUNTS Trust Series 2001 - 4, Newark
1533           COUNTS Trust Series 2001 - 5, Newark
1534           COUNTS Trust Series 2001 - 6, Newark
1535           COUNTS Trust Series 2001 - 7, Newark
1536           COUNTS Trust Series 2001 - 8, Newark
1537           COUNTS Trust Series 2001 - 9, Newark
1538           COUNTS Trust Series 2002 - 10, Newark
1539           COUNTS Trust Series 2002 - 11, Newark
1540           COUNTS Trust Series 2002 - 3, Newark
1541           COUNTS Trust Series 2002 - 4, Newark
1542           COUNTS Trust Series 2002 - 5, Newark
1543           COUNTS Trust Series 2002 - 6, Newark
1544           COUNTS Trust Series 2002 - 7, Newark
1545           COUNTS Trust Series 2002 - 8, Newark
1546           COUNTS Trust Series 2002 - 9, Newark
1547           COUNTS Trust Series 2003 - 1, Newark
1548           COUNTS Trust Series 2003 - 2, Newark
1549           COUNTS Trust Series 2003 - 3, Newark
1550           COUNTS Trust Series 2003 - 4, Newark
1551           COUNTS Trust Series 2003 - 5, Newark
1552           COUNTS Trust Series 2003 - 6, Newark
1553           COUNTS Trust Series 2003 - 7, Newark
1554           Cranfield Aircraft Leasing Limited, Georgetown

1555           Credit-Linked and Structured Securities ("CLASS") Limited, St.
               Helier
1556           CUTLASS Securitisation Limited, Sydney



               LIST OF SUBSIDIARIES AS OF DECEMBER 31, 2003

1557           Czech Repackaged Euro Securities Transactions ("CREST") plc,
               Gibraltar
1558           D & S Capital YK, Tokio
1559           DB Immobilienfonds 14 Rhein-Pfalz Wohnen GmbH & Co. KG, Eschborn
1560           DB Immobilienfonds 5 Wieland KG, Bad Homburg
1561           DB Immobilienfonds Wohnanlage Mainz-Kastrich GmbH & Co. KG,
               Eschborn
1562           DB Ventures TMT, LLC, Wilmington
1563           DBB Investments Limited, Georgetown
1564           DBG Vermogensverwaltungsgesellschaft mbH, Frankfurt
1565           Deutsche Industrial Finance 2002 - CMBS Trust, Sydney
1566           Deutsche Industrial Finance CP Trust, Sydney
1567           DI Investments Corporation Y.K., Tokio

1568           DVCG Deutsche Venture Capital Gesellschaft mbH, Munchen
1569           DVCG Deutsche Venture Capital Gesellschaft mbH & Co. Fonds II KG,
               Munchen
1570           Earls Eight Limited, Georgetown
1571           Earls Five Limited, Georgetown
1572           Earls Four Limited, Georgetown
1573           Earls Limited, Georgetown
1574           Earls Seven Limited, Georgetown
1575           Earls Ten Limited, Georgetown
1576           Earls Three Limited, Georgetown
1577           Earls Two Limited, Georgetown
1578           Eirles Four Limited, Dublin
1579           Eirles One Limited, Dublin
1580           Eirles Three Limited, Dublin
1581           Eirles Two Limited, Dublin

1582           Emerging Markets Capital Protected Investments Ltd, Georgetown
1583           Energomashexport-Invest ZAO, Moskau
1584           Epsom Limited, Gibraltar
1585           Erina Limited, St. Helier
1586           Felting SGPS, S.A., Lissabon
1587           Financiere Sicomax S.A., Paris
1588           GC Re, Hamilton

1589           Gilt-Edged Asset Repackaged Securities (GEARS) Limited, Gibraltar
1590           Global Capital Structures S.A., Luxemburg

1591           Grundstucksverwaltung GmbH & Co. Objekt Wunstorf KG, Dusseldorf
1592           HABILIS Grundstucks-Vermietungsgesellschaft mbH & Co. Objekt
               Solingen KG, Dusseldorf
1593           Herodotus Limited, Georgetown
1594           HESTA Grundstucks-Vermietungsgesellschaft mbH & Co. Objekt
               Frankfurt KG, Dusseldorf
1595           High Honours PLC, London
1596           Hooper Investments Limited, Gibraltar
1597           iBond Securities plc, Dublin
1598           ILV Anlagen Vermietungsgesellschaft mbH, Dusseldorf
1599           International Capital Structures S.A., Luxemburg
1600           Kings Limited, Georgetown
1601           Kondor 2001-A Limited, Georgetown
1602           Kondor 2001-B Limited, Georgetown
1603           LARS Grundstucks-Vermietungsgesellschaft mbH & Co. Objekt Hagen
               KG, Dusseldorf

1604           Latin American Sovereign Repackaged Notes Ltd, Georgetown
1605           LECTIO Grundstucks-Vermietungsgesellschaft mbH & Co. Objekt Weimar
               KG, Berlin
1606           LOCO Grundstucks-Vermietungsgesellschaft mbH & Co. Objekt Stockach
               OHG, Dusseldorf
1607           London Wall 2002-1 plc, Dublin
1608           London Wall 2002-2 plc, Dublin
1609           LPG Shipping Limited, Georgetown
1610           Luxemburg (Sylvester) Sarl, Luxemburg



               LIST OF SUBSIDIARIES AS OF DECEMBER 31, 2003

1611           MANDATA Grundstucks-Vermietungsgesellschaft mbH & Co. Objekt
               Krefeld KG, Dusseldorf
1612           MANDATA Grundstucks-Vermietungsgesellschaft mbH & Co. Objekt Ulm
               KG, Dusseldorf
1613           MEFIS Beteiligungsgesellschaft mbH, Eschborn
1614           Mercedes-Benz AG & Co. Grundstucksvermietung Objekte Baden-Baden
               und Dresden OHG, Dusseldorf
1615           Mexico Capital Protected Investments Ltd, Georgetown
1616           MIRABILIS Grundstucks-Vermietungsgesellschaft mbH & Co. Objekt
               Berching KG, Dusseldorf
1617           Moldavia Limited, Georgetown
1618           MPSF First Limited, Dublin
1619           Narara Limited, St. Helier
1620           Nexus Bonds Limited, Sydney
1621           Palmetto Place Development LLC, Wilmington
1622           PEDIS Grundstucks-Vermietungsgesellschaft mbH & Co. Objekt
               Briloner KG, Dusseldorf
1623           PERXIS Beteiligungsgesellschaft mbH, Dusseldorf

1624           Portuguese Earls (PEARLS) Comercio e Servicos Ltda., Funchal
1625           PUDU Grundstucks-Vermietungsgesellschaft mbH & Co. Objekt Walldorf
               KG, Dusseldorf
1626           PUKU Grundstucks-Vermietungsgesellschaft mbH & Co. Objekt Velbert
               KG, Dusseldorf
1627           PURIM Grundstucks-Vermietungsgesellschaft mbH & Co. Objekt
               Burscheid KG, Dusseldorf
1628           QPL Lux S.a.r.l., Luxemburg
1629           Regal Limited, Georgetown

1630           Repackaged Asian Jurisdiction Assets Limited ("RAJAs"), Georgetown

1631           Repackaged Assets and Securities in Asia Limited, Singapur

1632           Repackaged Offshore Collateralised Kredit ("Rock") Limited,
               Gibraltar

1633           Repackaged Offshore Collateralised Kredit ("Rock2") Limited,
               Gibraltar
1634           Rhein Main Securitisation Limited, St. Helier
1635           Rheingold Securitisation Limited, St. Helier
1636           RIBS BV, Amsterdam
1637           RM Ayr Delaware LLC, Dover
1638           RM Ayr Limited, Dublin
1639           RM Delaware Multi-Asset LLC, New York
1640           RM Delaware Triple-A LLC, New York
1641           RM Fife Delaware LLC, Dover
1642           RM Fife Limited, Dublin
1643           RM Gold (Aust) Limited, Sydney
1644           RM Multi-Asset LLC, Dublin
1645           S & D Capital Y.K., Tokio
1646           SAB Holdings Limited, Auckland

1647           SABIS Grundstucks-Vermietungsgesellschaft mbH, Dusseldorf
1648           SABRE New Zealand Limited, Auckland
1649           SABRE NZ No 1 Limited, Auckland
1650           SABRE Securitisation Limited, Sydney

1651           SALUS Grundstucks-Vermietungsgesellschaft mbH, Dusseldorf
1652           SALUS Grundstucks-Vermietungsgesellschaft mbH & Co. Objekt
               Brandenburg KG, Dusseldorf
1653           SALUS Grundstucks-Vermietungsgesellschaft mbH & Co. Objekt
               Schwarzheide KG, Dusseldorf
1654           SANCTOR Grundstucks-Vermietungsgesellschaft mbH & Co. Objekt
               Nurnberg KG, Dusseldorf
1655           SANDIX Grundstucks-Vermietungsgesellschaft mbH & Co. Objekt Hafen
               KG, Dusseldorf
1656           SANDIX Grundstucks-Vermietungsgesellschaft mbH & Co. Objekt
               Malermarkt KG, Dusseldorf
1657           SANO Grundstucks-Vermietungsgesellschaft mbH & Co. Objekt Dortmund
               KG, Dusseldorf



               LIST OF SUBSIDIARIES AS OF DECEMBER 31, 2003

1658           SANO Grundstucks-Vermietungsgesellschaft mbH & Co. Objekt
               Dusseldorf KG, Dusseldorf
1659           SANO Grundstucks-Vermietungsgesellschaft mbH & Co. Objekt Hamburg
               KG, Dusseldorf
1660           SARIO Grundstucks-Vermietungsgesellschaft mbH & Co. Objekt
               Mannheim KG, Dusseldorf
1661           SCANDO Grundstucks-Vermietungsgesellschaft mbH & Co. Objekt
               Datteln KG, Dusseldorf
1662           SCANDO Grundstucks-Vermietungsgesellschaft mbH & Co. Objekt
               Eisenach KG, Dusseldorf
1663           SCANDO Grundstucks-Vermietungsgesellschaft mbH & Co. Objekt
               Iserlohn KG, Dusseldorf
1664           SCANDO Grundstucks-Vermietungsgesellschaft mbH & Co. Objekt
               Osnabruck KG, Dusseldorf
1665           SCANDO Grundstucks-Vermietungsgesellschaft mbH & Co. Objekt
               Siekmann KG, Dusseldorf
1666           SERICA Grundstucks-Vermietungsgesellschaft mbH & Co. Objekt
               Frankfurt KG, Dusseldorf
1667           SILANUS Grundstucks-Vermietungsgesellschaft mbH & Co. Objekt Bonn
               KG, Dusseldorf
1668           SILANUS Grundstucks-Vermietungsgesellschaft mbH & Co. Objekt
               Luderitz OHG, Dusseldorf
1669           SILEX Grundstucks-Vermietungsgesellschaft mbH & Co. Objekt Rostock
               und Leipzig KG, Dusseldorf
1670           SILEX Grundstucks-Vermietungsgesellschaft mbH Objekt Eduard
               Dyckerhoff OHG, Dusseldorf
1671           SILUR Grundstucks-Vermietungsgesellschaft mbH & Co. Objekt
               Markdorf KG, Dusseldorf
1672           SILUR Grundstucks-Vermietungsgesellschaft mbH & Co. Objekt
               Tubingen KG, Dusseldorf
1673           SILUR Grundstucks-Vermietungsgesellschaft mbH & Co. Objekt Uhingen
               KG, Dusseldorf
1674           SIRES-STAR LIMITED, Georgetown

1675           Sociedade Brasileira de Ativos e Financas Limitada, Georgetown
1676           SOMA Grundstucks-Vermietungsgesellschaft mbH & Co. Objekt
               Heidelberg KG, Dusseldorf
1677           SOREX Grundstucks-Vermietungsgesellschaft mbH & Co. Objekt
               Hutschenreuther KG, Dusseldorf
1678           SOREX Grundstucks-Vermietungsgesellschaft mbH & Co. Objekt
               Ludenscheid KG, Dusseldorf
1679           SOREX Grundstucks-Vermietungsgesellschaft mbH & Co. Objekt Mainz
               KG, Dusseldorf
1680           SOSPITA Grundstucks-Vermietungsgesellschaft mbH & Co. Objekte
               Prima KG, Dusseldorf
1681           SOSPITA Grundstucks-Vermietungsgesellschaft mbH & Co. Objekte
               Sekunda KG, Dusseldorf
1682           SPAN No.1 Pty Limited, Sydney
1683           SPAN No.2 (A) Pty Limited, Sydney
1684           SPAN No.2 Pty Limited, Sydney
1685           SPAN No.3 Pty Limited, Sydney
1686           SPAN No.4 Pty Limited, Sydney
1687           SPAN No.5 Pty Limited, Sydney
1688           SPEAR Securitisation Limited, Sydney
1689           SSV No. 2 Pty Limited, Sydney
1690           SUPERA Grundstucks-Vermietungsgesellschaft mbH & Co. Objekt
               Eschenbach KG, Dusseldorf
1691           SUPERA Grundstucks-Vermietungsgesellschaft mbH & Co. Objekt Speyer
               KG, Dusseldorf
1692           SUSA Mobilien-Vermietungsgesellschaft mbH & Co. Objekte Prima KG,
               Dusseldorf
1693           SUSIK Grundstucks-Vermietungsgesellschaft mbH & Co. Objekt Cottbus
               KG, Dusseldorf
1694           SWORD Securitisation Limited, Sydney
1695           SWORD Securitisation No.1 Limited, Melbourne
1696           SWORD Securitisation No.2 Limited, Sydney
1697           SWORD Securitisation No.3 Limited, Sydney




               LIST OF SUBSIDIARIES AS OF DECEMBER 31, 2003

1698           TACET Grundstucks-Vermietungsgesellschaft mbH & Co. Objekt Hameln
               KG, Dusseldorf
1699           TACET Grundstucks-Vermietungsgesellschaft mbH & Co. Objekt
               Nordsternpark KG, Dusseldorf
1700           TACET Grundstucks-Vermietungsgesellschaft mbH & Co. Objekt
               Osnabruck KG, Dusseldorf
1701           TACET Grundstucks-Vermietungsgesellschaft mbH & Co. Objekt Ulm KG,
               Dusseldorf
1702           TACET Grundstucks-Vermietungsgesellschaft mbH & Co. Objekt
               Wendelstein KG, Dusseldorf
1703           The CIG Trust, St. Helier
1704           The Fourth Share Holdings Company Limited, Georgetown
1705           Triptych Limited, Douglas

1706           VCG Venture Capital Fonds III Verwaltungs GmbH, Munchen
1707           VCG Venture Capital Gesellschaft mbH, Munchen
1708           WohnBauEntwicklungsgesellschaft Munchen-Haidhausen mbH & Co. KG,
               Eschborn
1709           WohnBauEntwicklungsgesellschaft Munchen-Haidhausen
               Verwaltungs-mbH, Eschborn
1710           DB Etoile
1711           DB Euro Liquidity Plus
1712           DB Funds Euro Garant
1713           DB Funds Money Plus
1714           DB Funds Money plus (d)
1715           DB Funds USD Money plus
1716           DB Portfolio Euro Liquidity
1717           DB Portfolio USD Liquidity
1718           DB Prevision 12, FP
1719           DB Prevision 15, FP
1720           DB SF Liquidity
1721           DB Sterling Liquidity
1722           Deutsche Balanced Security Fund
1723           Deutsche Balanced Security Fund 2
1724           Deutsche Yen Portfolio Deutsche Money plus
1725           DWS Alpha Fonds
1726           DWS Best 80 Garant
1727           DWS Best Result Garant
1728           DWS Best USA Garant
1729           DWS Beta Fonds
1730           DWS Delta Fonds
1731           DWS EuroChance Garant
1732           DWS EuroDynamic Garant
1733           DWS Euroland Garant
1734           DWS Europa Garant
1735           DWS FlexInvest Garant
1736           DWS FlexInvest Garant II
1737           DWS FlexPension 2013
1738           DWS FlexPension 2014
1739           DWS FlexPension 2015
1740           DWS FlexPension 2016
1741           DWS FlexPension 2017
1742           DWS FlexPension 2018
1743           DWS Funds Flex Protect
1744           DWS Funds Flex Protect I
1745           DWS Funds Flex Protect II
1746           DWS Funds FlexWorld
1747           DWS Funds GlobalFlex A
1748           DWS Funds GlobalFlex I
1749           DWS Funds Zins Chance II 2011
1750           DWS Global Garant
1751           DWS Globalflex Garantizado, FIM
1752           DWS MultiDynamic Garant
1753           DWS Multifondo Garantizado, FIM
1754           DWS Multigestion Activa Garantizado, FIM
1755           DWS Nikkei Garant
1756           DWS Rendite Garant
1757           DWS Rendite Optima




               LIST OF SUBSIDIARIES AS OF DECEMBER 31, 2003

1758           DWS Sectorial 2001
1759           DWS Selector Garantizado FIMF
1760           DWS TopZins
1761           DWS Triple Beneficion Garantizado, FIM
1762           DWS Zins Chance 2011
1763           Multi Assets Garant
1764           Multi Assets Garant II
1765           Portfolio of Central Bank of Turkmenistan
1766           Sunflower Fund

               SPECIAL FUNDS

1777           BAG
1778           BAG 2
1779           BSP 1
1780           DB100 Benchmark Fund (Euro)
1781           Xavex SICAV/X - DWS Euro Growth
1782           Xavex SICAV/X - DWS Euro Soveriegn Elite
1783           Xavex SICAV/X - DWS Euro Value
1784           Xavex SICAV/X - DWS US Growth
1785           Xavex SICAV/X - DWS US Value
1786           Xavex SICAV/X - DWS Yieldleader
1787           Xavex-Capital Structure Arbitrage 1 Fund
1788           Xavex-Cherokee CTA Fund
1789           Xavex-Convertible Arbitrage 1 Fund
1790           Xavex-Convertible Arbitrage 10 Fund
1791           Xavex-Convertible Arbitrage 2 Fund
1792           Xavex-Convertible Arbitrage 4 Fund
1793           Xavex-Convertible Arbitrage 5 Fund
1794           Xavex-Convertible Arbitrage 6 Fund
1795           Xavex-Convertible Arbitrage 7 Fund
1796           Xavex-Convertible Arbitrage 8 Fund
1797           Xavex-CTA 1 Fund
1798           Xavex-CTA 2 Fund
1799           Xavex-CTA 3 Fund
1800           Xavex-European Long/Short Equity 1 Fund
1801           Xavex-European Long/Short Equity 2 Fund
1802           Xavex-European Long/Short Equity 4 Fund
1803           Xavex-Japan Long/Short Equity 1 Fund
1804           Xavex-Japan Long/Short Equity 2 Fund
1805           Xavex-Market Neutral 1 Fund
1806           Xavex-Market Neutral 2 Fund
1807           Xavex-Market Neutral 3 Fund
1808           Xavex-Market Neutral 6 Fund
1809           Xavex-Risk Arbitrage 1 Fund
1810           Xavex-Risk Arbitrage 3 Fund
1811           Xavex-Risk Arbitrage 5 Fund